As filed with the Securities and Exchange Commission on April 30, 2026

Securities Act File No. 333-29253

Investment Company Act File No. 811-08253

U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 ☒

Post-Effective Amendment No. 42

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 ☒

Amendment No. 44

(Check appropriate box or boxes)

BOYAR VALUE FUND, INC.

(Exact Name of Registrant as Specified in Charter)

32 West 39th Street, 9th Floor
New York, New York 10018
(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (212) 995-8300

Mr. Mark A. Boyar Boyar Value Fund, Inc. 32 West 39th Street, 9th Floor New York, New York 10018 (Name and Address of Agent for Service)
Copies to:
Mr. Sam Singh Ultimus Fund Solutions, LLC 4221 North 203rd Street, Suite 100 Elkhorn, Nebraska 68022-3474	Mr. Jeffrey Skinner Kilpatrick Townsend & Stockton LLP 1001 West Fourth Street Winston-Salem, NC 27101

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)
☒	on May 1, 2026 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a) of Rule 485
☐	on (Date) pursuant to paragraph (a) of Rule 485
☐	75 days after filing pursuant to Rule 485, paragraph (a) (ii)
☐	pursuant to Rule 485, paragraph (a) (ii)

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus

May 1, 2026

*	As of the date of this Prospectus, the Class I shares of the Fund have not commenced operations.

TABLE OF CONTENTS

FUND SUMMARY	1
ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS	7
Investment Objective	7
Principal Investment Strategies of the Fund	7
Principal Investment Risks of Investing in the Fund	9
MANAGEMENT OF THE FUND	11
Investment Adviser	11
Portfolio Managers	12
HOW SHARES ARE PRICED	12
HOW TO PURCHASE SHARES	13
CHOOSING A SHARE CLASS	16
HOW TO REDEEM SHARES	18
DIVIDENDS AND DISTRIBUTIONS, TAX STATUS	22
FREQUENT PURCHASES AND REDEMPTIONS OF SHARES	23
FINANCIAL HIGHLIGHTS	26

FUND SUMMARY

Investment Objective:

The Boyar Value Fund Inc.’s (the “Fund”) investment objective is long-term capital appreciation.

Fees and Expenses of the Fund:

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. If you are acquiring Class A shares of the Fund, you may qualify for sales load discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial intermediary; in the Fund’s prospectus below, under the “Reduced Sales Load” section on page 16 of the prospectus and in the Fund’s Statement of Additional Information, under the “Additional Purchase and Redemption Information” section on page 20 of the Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)	Class A	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.00%	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price)	1.00%(1)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fee (as a percentage of amount redeemed within 60 days of purchase)	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%	0.50%
Distribution and/or Service (12b-1) Fees	0.25%	None
Other Expenses(a)	1.04%	1.04%
Total Annual Fund Operating Expenses	1.79%	1.54%
Fee Waiver and Expense Reimbursement(b)	(0.04)%	None
Total Annual Fund Operating Expenses after Fee Waiver and Expense Reimbursement(b)	1.75%	1.54%

(1)	A maximum contingent deferred sales charge (“CDSC”) of 1.00% may apply to certain redemptions of Class A shares made within the first 12 months of their purchase when an initial sales charge was not paid on the purchase.

(a)	“Other Expenses” for the Class I shares are based on estimated amounts for the current fiscal year.

(b)	Boyar Asset Management, Inc. (the “Adviser”) and Northern Lights Distributors, LLC (the “Distributor”) have agreed to waive a portion of their advisory and distribution fees, and reimburse certain expenses of the Fund (excluding interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business), to the extent necessary to limit the Fund’s total annual operating expenses (other than those attributable to Underlying or Acquired Fund Fees and Expenses) to 1.75% of the average daily net assets for each of Class A and Class I shares (the “expense limitation”). The Adviser and the Distributor may subsequently recover reimbursed expenses and/or waived fees (within 2 years after the fiscal year end in which the waiver/reimbursement occurred) from the Fund to the extent that the Fund’s expense ratio is less than the expense limitation. The Adviser and the Distributor have agreed to maintain this expense limitation through at least May 1, 2027.

Example:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs at the end of each period would be:

IF YOU SOLD YOUR SHARES

	1 Year	3 Years	5 Years	10 Years
Class A	$769	$1,031	$1,418	$2,497
Class I	$157	$486	$839	$1,834

1

IF YOU HELD YOUR SHARES

	1 Year	3 Years	5 Years	10 Years
Class A	$669	$1,031	$1,418	$2,497
Class I	$157	$486	$839	$1,834

The example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the above example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 1% of the average value of the portfolio.

Principal Investment Strategies of the Fund:

Under normal market conditions, the Fund invests primarily in equity securities that are believed by the Adviser to be intrinsically undervalued, including common stock, preferred stock or securities convertible into or exchangeable for common stock. The Fund primarily invests in equity securities traded on domestic exchanges and/or in the over-the-counter markets, which may include equities of foreign issuers listed on domestic exchanges. Intrinsic value, as the Adviser defines it, is the estimated current worth that would accrue to the stockholders of a company, either through liquidation of corporate assets upon termination of operations, or through the sale or merger of the entire enterprise as a continuing business.

The Adviser believes that stock market prices often fail to accurately reflect the underlying intrinsic value of companies. To find undervalued stocks, the Adviser evaluates a company and its assets as the Adviser believes any acquisition-minded business executive would. The Adviser takes the company’s balance sheet, tears it apart, and reconstructs it in accordance with the Adviser’s view of economic reality - as opposed to generally accepted accounting principles (“GAAP”). GAAP requires that U.S. publicly traded companies must “depreciate” or decrease in value certain assets on their balance sheet (such as buildings) that in many instances increase in value overtime. The Adviser identifies assets on a company’s balance sheet that the Adviser considers to be undervalued relative to their true value (as opposed to the value GAAP requires such assets to be listed at). We then adjust those items to our perception of their current market value. The information derived from this analysis helps us determine the intrinsic or private market value of a business. Economic reality, according to the Adviser, is thus the result from when you tear a company’s balance sheet apart and find these hidden or undervalued assets. If the Adviser determines that it would purchase the assets of a company at a significant discount to intrinsic value, the Adviser believes that after a reasonable period of time, either the stock market will accurately reflect those values, or the assets of the company will be acquired by a third party (such as a company in a similar line of business, or a private equity firm, will purchase the entire company).

The Adviser utilizes a “buy and hold” investment strategy, which reflects the determination to grow capital and maintain purchasing power by holding stocks for the long term. The Adviser believes that this approach is as important to investment success as picking the right stocks at the right price and at the right time. Holding the equity of companies that the Adviser considers to be good investment opportunities, which equity was purchased at attractive prices based on the Adviser’s assessment of intrinsic value, provides the opportunity for appreciation over time without the return-eroding effects of commissions and capital gains taxes. The Adviser employs a variety of different investment strategies and techniques to uncover opportunities for the Fund. The Fund has no policy regarding the minimum or maximum market capitalization of companies in which it may invest.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. As a result of these temporary defensive positions, the Fund may not achieve its investment objective.

Principal Risks of Investing in the Fund:

Every investment carries some market risk. In addition to the risks described below, investments in equity securities are subject to inherent market risks, such as a rapid increase or decrease in value or liquidity, fluctuations due to a company’s earnings, economic conditions, a decline in the market generally, and other factors beyond the control of the Adviser. Accordingly, the value of an investment in the Fund will fluctuate over time. An investment in the Fund should be part of an overall investment strategy. Before investing, please consider the following special risks in determining the appropriateness of an investment in the Fund. We cannot give you any assurance that the Adviser’s investment strategy will succeed.

2

Value Investment Risk. The stock of value companies can continue to be undervalued for long periods of time and may not realize the value expected by the Adviser in response to the activities and financial prospects of the particular companies. Over time, a valued-oriented investing style may go in and out of favor, which may cause the Fund to underperform other equity funds that use different investing styles.

Selection Risk. The Adviser’s judgment about the attractiveness, value and potential appreciation of a particular security may be incorrect. We cannot give you any assurance that the Adviser’s investment strategy will succeed.

Market Risk. The return on and value of an investment in the Fund will fluctuate in response to stock market movements. Stocks and other equity securities are subject to market risks and fluctuations in value due to earnings, economic conditions and other factors that are generally beyond the control of the Adviser. In a declining stock market, stock prices for all companies (including those in the Fund’s portfolio) may decline, regardless of their long-term prospects. Certain market events (including, without limitation, the occurrence or threat of pandemic, terrorism, war, military actions, or environmental events) could cause turbulence in financial markets, and reduced liquidity in equity, credit, and fixed income markets, which may negatively affect many issuers domestically and around the world, which could have an adverse impact on the Fund and its investments. For example, the novel coronavirus disease (COVID-19) caused significant disruptions to global business activity and financial markets, the long-term effects of which are difficult to assess. During periods of market volatility, security prices (including securities held by the Fund) could change drastically and with rapidity and therefore adversely affect the Fund. In addition, market events could cause the Fund to lose money, experience significant redemptions, and encounter operational difficulties. As a result, there is a risk that you could lose money by investing in the Fund.

Common Stock Risk. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. Common stockholders are subordinate to debt or preferred stockholders in a company’s capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments.

Small and Medium-Sized Companies. There is no minimum or maximum market capitalization of the companies in which the Fund may invest. Investing in securities of small- and medium-sized companies may involve greater risks since these securities may have limited marketability, and, thus, their market prices may be more volatile than securities of larger, more established companies or the market in general.

Because small- and medium-sized companies normally have fewer shares outstanding than larger companies, it may be more difficult for the Fund to buy or sell significant amounts of these shares without an unfavorable impact on prevailing prices. Small-sized companies may have limited product lines, markets or financial resources and may lack management depth. In addition, small- and medium-sized companies are typically subject to a greater degree of changes in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning small- and medium-sized companies than for larger, more established ones. Although investing in securities of small- and medium-sized companies offers potential for above-average returns if the companies are successful, the risk exists that such companies will not succeed and the prices of their shares could significantly decline in value.

Large Capitalization Companies. Large capitalization companies (i.e., companies with more than $5 billion in capitalization) may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Related Transactions. The Fund may purchase securities that have been researched by Asset Analysis Focus (published by a related entity of the Adviser). However, the Fund will acquire securities featured for the first time in Asset Analysis Focus no earlier than five business days after publication of Asset Analysis Focus. The Fund may also purchase shares in combination with other accounts managed by the Adviser. These practices may have an impact on the price and availability of the securities to be purchased by the Fund.

Cybersecurity Risk. As the use of technology has become more prevalent in the course of business, the Fund has become more susceptible to operational, financial and information security risks resulting from cyber-attacks and/or technological malfunctions. Successful cyber-attacks and/or technological malfunctions affecting the Fund or its service providers can result in, among other things, financial losses to the Fund and its shareholders, the inability to process transactions with shareholders or other parties and the release of private shareholder information or confidential Fund information. While measures have been developed which are designed to reduce the risks associated with cybersecurity, there are inherent limitations in such measures and there is no guarantee those measures will be effective, particularly since the Fund does not directly control the cybersecurity measures of its service providers, financial intermediaries and companies in which it invests or with which it does business.

3

Preferred Stocks. The Fund may invest in preferred stocks. Preferred stocks involve credit risk and certain other risks. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip distributions (in the case of “non-cumulative” preferred stocks) or defer distributions (in the case of “cumulative” preferred stocks). If the Fund owns a preferred stock on which distributions are deferred, the Fund may nevertheless be required to report income for tax purposes while it is not receiving distributions on that security. Preferred stocks are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

Convertible Securities. The Fund’s investments in convertible securities subject the Fund to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

Financial Systems Risk. The Fund and the companies in which it invests rely on financial institutions (“banks”) for custody, safe-keeping, and management of cash resources, including deposit and operating accounts, as well as credit or other financing arrangements. Accordingly, distress at one or more banks used by the Fund or the companies in which the Fund has invested may impair or prevent access to cash, credit and other financing resources. Risks related to banks are particularly heightened in the current rising interest rate environment, and recent events have included the suspension of operations and federal takeover of certain banks. While the Federal Deposit Insurance Corporation (FDIC) insures cash balances of up to $250,000 per depositor, per bank, access to such amounts in an account at a failed bank may be limited or delayed, and amounts in excess of $250,000 are at risk for availability and loss.

Foreign Investing. Investments in foreign countries are subject to currency risk and country-specific risks such as political, diplomatic, regional conflicts, terrorism, war, social and economic instability and policies that have the effect of decreasing the value of foreign securities. Foreign countries may be subject to different trading settlement practices, less government supervision, less publicly available information, limited trading markets and greater volatility than U.S. investments.

Past Performance:

The following bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund from year to year and by showing how the Fund’s average annual returns for one, five and ten years compare with those of a broad-based securities market index and an additional index with characteristics relevant to the Fund. The bar chart and table below show only the performance of the Class A shares of the Fund, which is the only share class of the Fund with 10 years or more of performance history. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Because Class I shares have not commenced operations, no performance information is presented for Class I shares at this time. Updated performance information is available at no cost by visiting www.boyarassetmanagement.com or by calling 1-800-266-5566. The 5% sales charge applicable to the Class A shares of the Fund is not reflected in the bar chart; if reflected, returns would be lower than those shown.

Annual Total Returns as of December 31 Each Year

During the period shown in the bar chart, the highest return for a quarter was 14.65% (quarter ended 6/30/2020) and the lowest return for a quarter was -24.67% (quarter ended 3/31/2020). The year-to-date return of the Boyar Value Fund as of March 31, 2026 is -2.33%.

4

Average Annual Total Returns
(For Periods Ended December 31, 2025)

	1 Year	5 Years	10 Years	Since Inception (May 5, 1998)
Boyar Value Fund
Return Before Taxes*	6.75%	5.16%	6.25%	6.36%
Return After Taxes on Distributions* (1)	5.64%	4.51%	5.57%	5.75%
Return After Taxes on Distributions and Sale of Fund Shares*	4.78%	3.98%	4.91%	5.22%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	14.82%	8.74%
S&P Composite 1500 Value Index TR (reflects no deduction for fees, expenses or taxes)	12.72%	12.76%	11.63%	N/A

*	The performance of the Fund reflects a 5.00% sales charge, which is applicable only to Class A shares of the Fund.

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the additional impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns shown are not relevant for shareholders who hold Fund shares in tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRA”), or to Fund shares held by non-taxable entities. After-tax returns are shown only for one class of the Fund, and after-tax returns for other classes may vary.

This table illustrates total returns from a hypothetical investment in the Fund. These returns are compared to a broad-based securities market index and the S&P Composite 1500 Value Index for the same periods. The S&P Composite 1500 Value Index, the primary benchmark for the Fund, is included to allow an investor to compare the Fund’s returns against an unmanaged float-adjusted capitalization weighted index of value-style stocks (as measured by book value, earnings, and sales to price) drawn from the S&P 1500 Index designed to measure the performance of value-style stocks through changes in the market value of approximately 1,100 value-style stocks representing all major industries. The performance of the index includes reinvestment of dividends and capital gains, however, it does not include any expenses or a deduction for federal income taxes. A shareholder cannot invest directly in an index.

The Fund’s average annual total returns after taxes on distributions and redemptions may exceed average annual total returns before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

Investment Adviser:

Boyar Asset Management, Inc.

Portfolio Manager:

Mark A. Boyar and Jonathan I. Boyar serve as the Fund’s co-portfolio managers. Mark A. Boyar, Chairman of the Board of Directors of the Fund, has served as a portfolio manager of the Fund since the inception of the Fund. Jonathan I. Boyar, Vice President of the Fund, has served as a portfolio manager of the Fund since November 13, 2018.

Purchase and Sale of Fund Shares:

Your initial investment in Class A shares of the Fund ordinarily must be at least $2,500 ($1,000 for tax-deferred retirement plans) and your initial investment in Class I shares of the Fund ordinarily must be at least $5,000 ($2,000 for tax-deferred retirement plans). Additional investments in the Fund are generally required to be at least $1,000, unless made through an automatic investment plan. You may redeem shares of the Fund on each day that the Fund is open for business by sending a written request to Ultimus Fund Solutions, LLC at the addresses indicated below or by calling toll free 1-800-266-5566.

via Regular Mail	via Overnight Mail
Boyar Value Fund, Inc.	Boyar Value Fund, Inc.
c/o Ultimus Fund Solutions, LLC	c/o Ultimus Fund Solutions, LLC
P.O. Box 46707	225 Pictoria Dr, Suite 450
Cincinnati, OH 45246	Cincinnati, OH 45246

5

Tax Information:

The Fund intends to make distributions that may be taxed as ordinary income or capital gains unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. However, these distributions may be taxable upon their eventual withdrawal from tax-deferred plans.

Payments to Broker-Dealers and Other Financial Intermediaries:

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

6

ADDITIONAL INFORMATION ABOUT
PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS

Investment Objective:

The investment objective of the Fund is long-term capital appreciation.

Principal Investment Strategies of the Fund:

The Adviser pursues the Fund’s investment objective by investing primarily in equity securities, which are believed by the Adviser to be intrinsically undervalued. The Fund seeks to achieve its investment objective by primarily investing its assets in equity securities, including common stock, preferred stock or securities convertible into or exchangeable for common stock. The balance of the Fund’s assets will be invested in cash and/or cash equivalents. The Fund primarily invests in equity securities traded on domestic exchanges and/or in the over-the-counter markets, which may include equities of foreign issuers listed on domestic exchanges. The Fund is not intended to be a complete investment program, and there is no assurance that its investment objective can be achieved. The Fund’s investment objective is fundamental and, as such, may not be changed without the affirmative vote of the holders of a majority of the Fund’s outstanding shares. Unless otherwise indicated, all investment practices and limitations of the Fund are non-fundamental policies that may be changed by the Board of Directors without shareholder approval.

Because the Fund invests primarily in equity securities, it will be subject to general conditions prevailing in securities markets and the net asset value (“NAV”) of the Fund’s shares will fluctuate with changes in the market prices of its portfolio securities.

The Adviser seeks out intrinsically undervalued companies and purchases their shares at low prices relative to the Adviser’s determination of their perceived inherent worth. This can lead to the potential for significant capital appreciation. The intrinsic value of a company is the estimated current worth that would accrue to the stockholders of the company, either through liquidation of corporate assets upon termination of operations or through the sale or merger of the entire enterprise as a continuing business. In the Adviser’s opinion, within a longer-term investment time horizon (e.g. 3 to 5 years), typically either the stock market will accurately reflect a company’s intrinsic value or the assets of the company will be acquired by a third party.

This “buy and hold” investment strategy reflects the determination to grow capital and maintain purchasing power by holding stocks for the long term. The Adviser believes that this approach is as important to investment success as picking the right stocks at the right price and at the right time. Holding the equity of companies that the Adviser considers to be good investment opportunities, which equity was purchased at attractive prices based on the Adviser’s assessment of intrinsic value, provides the opportunity for appreciation over time without the return-eroding effects of commissions and capital gains taxes. Buying and holding stocks not only postpones the payment of capital gains taxes but there are also added positive effects on the after-tax compounding rate of return. The Adviser believes that, by reducing the number of transactions generated by profit taking, all the money invested is still working or compounding for a better return until future tax liability is incurred.

The Adviser believes there is an advantage to the “buy and hold” investment strategy assuming various rates of return. Frequent securities trading may increase the tax liabilities of investors and reduce investors’ after-tax return by not taking advantage of lower capital gains rates and the advantage of deferring payment of federal tax liabilities. Under a “buy and hold” strategy, tax liabilities may be deferred to the future and, when paid, may be paid at capital gains rates that may be lower than ordinary tax rates. There is no guarantee that federal capital gains rates will remain lower than federal ordinary income tax rates.

To hasten the recognition factor of an intrinsically undervalued company’s shares in the marketplace, the Adviser also looks for companies that have some type of catalyst or trigger, for example: a company that has undergone, or is about to undergo, an asset redeployment program, resulting in potentially greater return on assets; a company whose chief operating officer and major stockholder is relatively old and has no heir to take over the company upon his death or retirement; or a company that is engaged in more than one business, with the possibility that the second business might be spun off to the existing shareholders. The Adviser may invest in companies whose shares: (i) are not widely held by institutions, (ii) are not closely followed by investment analysts, or (iii) may have plummeted in value because they failed to meet analysts’ earnings expectations because, for example, the Adviser believes that the likelihood of a significant disparity between stock market value and intrinsic value is likely.

At the time of investment in a company, the Adviser determines the value of the assets and liabilities of the company and thereby establishes a potential selling price for the company’s common stock. The Adviser reviews a company’s stock from time to time (especially when the common stock nears its selling price target), to determine if something has changed to alter the Adviser’s opinion — if not, the security is generally sold when it meets its fully valued price.

7

The Adviser employs a variety of different investment strategies to uncover investment opportunities for the Fund, including, but not limited to, the following:

1.	“Hidden” Assets

“Hidden” assets are assets whose current values are undervalued on a company’s financial statements — a situation which may lead to a disparity between market value and intrinsic worth. Hidden assets include real estate (buildings and undeveloped acreage), reserves of natural resources (coal, gas, oil and timber), cellular or cable franchises, and inventory reserves resulting from the last-in, first-out method of inventory accounting. The Adviser adjusts the value of these assets to their current market value to calculate the intrinsic worth of the company, which may be much higher than the value the stock market accords them.

2.	Underpriced Businesses

Excessive pessimism about a particular industry or a specific company may result in extreme disparities between the stock market value of the company and the price that would be placed upon the company if the entire enterprise were acquired by a knowledgeable private investor. When employing this method of valuation, the Adviser considers the subject company’s historical earning power, present product mix and financial strength as well as the prices at which similar companies have been acquired in the recent past. The Adviser’s findings help place an appropriate value on the shares of the subject company.

3.	Undervalued Franchises

A number of companies have, over time, created valuable consumer franchises. Their products are recognized easily by consumers around the world. Such franchises are virtually impossible for a potential competitor to duplicate. These “franchise” companies often can raise prices or even charge a premium for their products or services without losing market share. The value of this competitive advantage may not be adequately reflected in the price of the company’s shares.

4.	Selling For Less Than Net Working Capital

In most instances, the minimum liquidation value of a company is its net working capital value. The Adviser determines this amount by subtracting from current assets all liabilities senior to the common stock, including current liabilities, long-term debt, preferred stock, capitalized lease obligations and certain pension liabilities. At pessimistic extremes, the stock market will value individual securities at a discount to their net working capital on a per share basis. Investments made at these levels provide an opportunity to purchase securities below their liquidating value and acquire the pro-rata value of property, plant and equipment at zero cost.

5.	“Fallen Angels”

Well-known companies that were once the “darlings” of Wall Street may fall out of favor with the investment community, causing their stock prices to fall. The Adviser may purchase shares of such companies if it determines that the fundamentals of such a concern are not permanently impaired.

6.	Restructuring Plays, Breakups and Spin-offs

A company interested in enhancing shareholder value may spin off a portion of its assets to current stockholders through the creation of a new public entity. The common stock of the newly spun-off company may trade temporarily at a substantial discount to its underlying NAV. This is in part because this new entity is not immediately followed by Wall Street analysts. However, the newly focused “pure play” companies often perform well and soon receive more coverage than they ever would have as one ungainly and difficult to analyze conglomerate.

7.	Bankruptcies

An over-leveraged company that declares bankruptcy can purge itself of excess debt and then emerge as a more competitive enterprise. The stigma of bankruptcy, however, can sometimes depress the stock prices of those companies to bargain levels.

8.	Under-Followed Companies

The Adviser considers the equity of companies not widely held by institutions or closely followed by other investment analysts. The Adviser believes that this is the area where the stock market is most inefficient in providing investors the opportunity to find unrecognized values. High-profile, popular companies are monitored carefully and consistently by portfolio managers and investment analysts. The Adviser believes the likelihood of a profitable disparity developing between the stock market values and the intrinsic values of these businesses is remote.

9.	Low Price-to-Earnings Ratios

The Adviser believes that the risk inherent in the stock selection process can be reduced by purchasing common stock at price-to-earnings ratios that are low relative to those that prevail in the general stock market. Earnings disappointments rarely hurt low price-to-earnings common stocks for long periods of time. On the other hand, positive earnings surprises usually result in an increase of the price to earnings ratio.

10.	Large Free Cash Flows

The Adviser favors companies that it believes generate significantly more cash than they need to finance day-to-day operations. Such companies can use this excess cash to repurchase their own shares, increase dividends or make acquisitions.

8

11.	Insider Ownership

The Adviser may take positions in the common equity of companies whose executives buy and hold large amounts of the company’s stock.

Significant insider ownership of a company’s shares often indicates that the interests of the executives and managers who own those shares are aligned with the interests of other shareholders and they have a powerful incentive to work for the company’s long-term success. On the other hand, insignificant insider ownership can depress the shares of an otherwise good company because its managers own too little equity in the business to care much about maximizing shareholder value. The Adviser evaluates investments in companies with extreme positions of insider ownership - significant or insignificant - to aid in determining a company’s intrinsic value. Excessive non-stock and non-performance related compensation for a company’s top officers can also depress the shares of an otherwise good company.

In making investment selections, the Fund also focuses on certain fundamental financial characteristics of a company, including debt-to-capital ratios and the market capitalization of small-, medium- and large-sized companies. The Fund has no policy regarding the minimum or maximum market capitalization of companies in which it may invest.

Principal Investment Risks of Investing in the Fund:

Every investment carries some market risk. In addition to the risks described below, investments in equity securities are subject to inherent market risks, such as a rapid increase or decrease in value or liquidity, fluctuations due to a company’s earnings, economic conditions, a decline in the market generally, and other factors beyond the control of the Adviser. Accordingly, the value of an investment in the Fund will fluctuate over time. An investment in the Fund should be part of an overall investment strategy. Before investing, please consider the following special risks in determining the appropriateness of an investment in the Fund. We cannot give you any assurance that the Adviser’s investment strategy will succeed.

Value Investment Risk. The stock of value companies can continue to be undervalued for long periods of time and may not realize the value expected by the Adviser in response to the activities and financial prospects of the particular companies, either because the market fails to recognize what the Adviser considers to be the company’s true business value or because the Adviser’s assessment of the company’s prospects was not correct. Over time, a value-oriented investing style may go in and out of favor, which may cause the Fund to underperform other equity funds that use different investing styles.

Selection Risk. The Adviser’s judgment about the attractiveness, value and potential appreciation of a particular security may be incorrect. We cannot give you any assurance that the Adviser’s investment strategy will succeed.

Market Risk. The return on and value of an investment in the Fund will fluctuate in response to stock market movements. Stocks and other equity securities are subject to market risks and fluctuations in value due to earnings, economic conditions and other factors that are generally beyond the control of the Adviser. In a declining stock market, stock prices for all companies (including those in the Fund’s portfolio) may decline, regardless of their long-term prospects. Certain market events could increase volatility and exacerbate market risk, such as changes in governments’ economic policies, political turmoil, environmental events, trade disputes, changes in tariffs, terrorism, military action and epidemics, pandemics or other public health issues. Any of the foregoing market events can adversely affect the economies of one or more countries or the entire global economy, certain industries or individual issuers and capital and security markets in ways that cannot necessarily be foreseen or quickly addressed. For example, the coronavirus disease (COVID-19) resulted in cancellations and disruptions to supply chains and customer activity, disruption and displacement of one or more sectors or industries, closing of borders and imposition of travel restrictions and quarantines, exchange trading halts, government economic stimulus measures, rapid increases in unemployment, as well as general concern and uncertainty, thus causing significant disruptions to global business activity and financial markets, the long-term effects of which are difficult to assess. Turbulence in financial markets, and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers domestically and/or worldwide, and can result in trading halts, any of which could have an adverse impact on the Fund. During periods of market volatility, security prices (including securities held by the Fund) could change drastically and with rapidity and therefore adversely affect the Fund. In addition, market events and disruptions such as long-term pandemics may result in the Fund and its service providers experiencing operational difficulties in managing overloads to information technology and communications, coordinating a remote workforce and implementing business continuity plans, among others. As a result, there is a risk that you could lose money by investing in the Fund.

Common Stock Risk. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors. Common stockholders are subordinate to debt or preferred stockholders in a company’s capital structure in terms of priority to corporate income and liquidation payments and, therefore, will be subject to greater credit risk than preferred stock or debt instruments.

9

Small and Medium-Sized Companies. There is no minimum or maximum market capitalization of the companies in which the Fund may invest. Investing in securities of small- and medium-sized companies may involve greater risks since these securities may have limited marketability, and, thus, their market prices may be more volatile than securities of larger, more established companies or the market in general. Because small- and medium-sized companies normally have fewer shares outstanding than larger companies, it may be more difficult for the Fund to buy or sell significant amounts of these shares without an unfavorable impact on prevailing prices. Small-sized companies may have limited product lines, markets or financial resources and may lack management depth. In addition, small- and medium-sized companies are typically subject to a greater degree of changes in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning small- and medium-sized companies than for larger, more established ones. Although investing in securities of small- and medium-sized companies offers potential for above-average returns if the companies are successful, the risk exists that such companies will not succeed and the prices of their shares could significantly decline in value.

Large Capitalization Companies. Large capitalization companies (i.e., companies with more than $5 billion in capitalization) may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

Related Transactions. The Fund may purchase securities that have been researched by Asset Analysis Focus (published by a related entity of the Adviser). However, the Fund will acquire securities featured for the first time in Asset Analysis Focus no earlier than five business days after publication of Asset Analysis Focus. The Fund may also purchase shares in combination with other accounts managed by the Adviser. These practices may have an impact on the price and availability of the securities to be purchased by the Fund.

Cybersecurity Risk. As the use of technology continues to increase in the conduct of business, the Fund is susceptible to operational, financial and information security risks arising from cyber-attacks and technological failures, any of which may affect the Fund directly through the Fund’s use of technology or indirectly through the Fund’s service providers’ or counterparties’ use of technology. Cybersecurity breaches may be caused by malicious software, ransomware, phishing schemes, unauthorized access (e.g., “hacking”), denial-of-service attacks that disrupt access to websites or other network services, electrical or computer processor failure or malfunction, or any other circumstances that expose the Fund or its service providers’ systems and data to potential access by third parties. Cybersecurity risks include, but are not limited to, the theft, loss, abuse, misuse, corruption, possession, duplication, publication or destruction of confidential, sensitive or mission-critical data, applications, operations, software or systems relating to the Fund and its shareholders.

Successful cyber-attacks or technological malfunctions affecting the Fund or its service providers (including, but not limited to, its investment adviser, administrator, transfer agent, and custodian as well as their agents) may result in significant consequences, including, without limitation: financial losses to the Fund and its shareholders; interruptions in the Fund’s operations, such as delays or errors in calculating the Fund’s net asset value or processing shareholder transactions; unauthorized access to or disclosure of shareholder or Fund information; violations of applicable privacy and data protection laws; failures of systems or transactions; regulatory fines, and penalties; reputational damage; and additional compliance, remediation, and costs. These risks may also impair the Fund’s ability to transact with investors, service providers or counterparties and could result in disruptions to shareholder services. Cybersecurity and technology risks also extend to issuers of securities in which the Fund invests, as such issuers may experience similar breaches, attacks or failures. These cybersecurity or technology incidents could have material adverse effects on such issuers, including financial losses, data exposure, operational disruptions, reputational harm, and regulatory penalties, any of which may negatively impact the Fund’s investments and performance. While the Fund and its service providers have implemented measures designed to manage and mitigate cybersecurity risks, these measures are subject to inherent limitations, including human error, system vulnerabilities, and rapidly evolving attack methods. There is no guarantee that these measures will be effective in preventing cybersecurity incidents, particularly as the Fund does not directly control cybersecurity systems of its service providers, counterparties, financial intermediaries or issues in which it invests.

Preferred Stocks. The Fund may invest in preferred stocks. Preferred stocks involve credit risk and certain other risks. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip distributions (in the case of “non-cumulative” preferred stocks) or defer distributions (in the case of “cumulative” preferred stocks). If the Fund owns a preferred stock on which distributions are deferred, the Fund may nevertheless be required to report income for tax purposes while it is not receiving distributions on that security. Preferred stocks are subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments.

Convertible Securities. The Fund’s investments in convertible securities subject the Fund to the risks associated with both fixed-income securities and common stocks. To the extent that a convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

10

Financial Systems Risk. The Fund and the companies in which it invests rely on financial institutions (“banks”) for custody, safe-keeping, and management of cash resources, including deposit and operating accounts, as well as credit or other financing arrangements. Accordingly, distress at one or more banks used by the Fund or the companies in which it invests may impair or prevent access to cash, credit and other financing resources. Risks related to banks are particularly heightened in the current rising interest rate environment, and recent events have included the suspension of operations and federal takeover of certain banks. While the Federal Deposit Insurance Corporation (FDIC) insures cash balances of up to $250,000 per depositor, per bank, access to such amounts in an account at a failed bank may be limited or delayed, and amounts in excess of $250,000 are at risk for availability and loss. If a financial institution with which the Fund or a company in which the Fund has invested maintains deposits or has credit arrangements were to experience financial distress or other circumstances that impair the ability of the Fund or such company to access deposited amounts (even if such amounts are FDIC insured or otherwise backed by government support) or make draw downs on existing credit facilities, the inability of the Fund or an applicable company in which it invests to access such amounts would have a material and adverse effect on the depositor and the Fund. Furthermore, financial system risks that impact any counterparty of the Fund or a company in which the Fund has invested could adversely impact the Fund.

Foreign Investing. Investments in foreign countries are subject to currency risk and country-specific risks such as political, diplomatic, regional conflicts, terrorism, war, social and economic instability and policies that have the effect of decreasing the value of foreign securities. Foreign countries may be subject to different trading settlement practices, less government supervision, less publicly available information, limited trading markets and greater volatility than U.S. investments.

ADDITIONAL INVESTMENT STRATEGIES AND RISKS

Additional Investment Strategies for the Fund

As an additional non-principal investment strategy, the Fund may for temporary defensive purposes or pending investment in companies believed suitable by the Adviser, from time to time have a significant portion, and possibly all, of its assets in U.S. Government obligations, corporate bonds rated at least Baa by Moody’s Investors Service, Inc. (“Moody’s”) or BBB by S&P Global Ratings (“S&P”), money market instruments, or money market funds that invest in the foregoing instruments. “U.S. Government obligations” include securities which are issued or guaranteed by the U.S. Treasury, by various agencies of the U.S. Government, and by various instrumentalities which have been established or sponsored by the U.S. Government or in money market instruments. Bonds rated Baa by Moody’s or BBB by S&P, while considered “investment grade” obligations, may have speculative characteristics. The money market instruments which the Fund may own from time to time include U.S. Government obligations having a maturity of less than one year, commercial paper rated at least A-2 by S&P or Prime-2 by Moody’s, repurchase agreements, bank debt instruments (certificates of deposit, time deposits and bankers’ acceptances) and other short-term instruments issued by domestic branches of U.S. financial institutions that are insured by the Federal Deposit Insurance Corporation and have assets exceeding $10 billion. When the Fund invests in U.S. Government obligations, corporate bonds, money market instruments or money market funds for temporary defensive purposes, it may not achieve its investment objective. The Fund may also invest a significant portion of its assets in money market funds in order to maintain sufficient liquidity to cover possible redemptions and while the Adviser is determining where to invest new money.

Portfolio Holdings Disclosure

A description of the Fund’s policies and procedures regarding the disclosure of the Fund’s portfolio holdings information is available in the Fund’s Statement of Additional Information.

MANAGEMENT OF THE FUND

The Fund is an open-end, diversified management investment company organized as a Maryland corporation. The Board of Directors supervises the business activities of the Fund. Like other mutual funds, various organizations are retained to perform specialized services for the Fund.

Investment Adviser

Boyar Asset Management, Inc. is an affiliate of Mark Boyar & Company, Inc. (“Mark Boyar & Co.”). The Adviser’s principal business address is 32 West 39th Street, 9th Floor New York, New York 10018.

Pursuant to the Investment Advisory Agreement between the Adviser and the Fund, the Adviser furnishes investment advisory services to the Fund. Subject to the supervision and direction of the Board of Directors, the Adviser manages the Fund’s portfolio in accordance with the stated policies of the Fund. The Adviser makes investment decisions for the Fund and places orders for the purchase and sale of portfolio securities. For the services provided pursuant to the Investment Advisory Agreement, the Fund is obligated to pay the Adviser a fee, computed daily and payable monthly, at the annual rate of 0.50% of the Fund’s average daily net assets. During the fiscal year ended December 31, 2025, the Fund paid an aggregate of 0.50% of its average net assets in advisory fees to the Adviser (after fee waivers/recoupment). Pursuant to an Expense Limitation Agreement, with respect to both Class A and Class I shares of the Fund, the Adviser and the Distributor have agreed to waive a portion of their advisory and distribution fees and the Adviser has agreed

11

to reimburse certain expenses of the Fund (excluding interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, Underlying or Acquired Fund Fees and Expenses, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business) to the extent necessary to limit each class of the Fund’s total annual operating expenses (subject to the same exclusions) to 1.75% of each class of the Fund’s average daily net assets. The Adviser and the Distributor are permitted to subsequently recover reimbursed expenses and/or waived fees (within 2 years after the fiscal year end in which the waiver/reimbursement occurred) from the applicable class of the Fund to the extent that the applicable class’s expense ratio is less than the expense limitation at the time the fees were waived and the expense limitation at the time the fees were recouped. The Adviser and the Distributor have agreed to maintain this expense limitation through at least May 1, 2027. This Expense Limitation Agreement can be terminated by the Fund through a vote of a majority of its board of directors or a majority of its shareholders upon not less than five days’ prior written notice to the other parties to the Expense Limitation Agreement.

A discussion regarding the basis for the Board of Directors approval of the Investment Advisory Agreement of the Fund is available in the Fund’s annual report to shareholders dated December 31, 2025.

Portfolio Managers

Mark A. Boyar, a Portfolio Manager of the Fund, has served in that capacity since the inception of the Fund. As a Portfolio Manager, Mr. Mark Boyar is primarily responsible for the day-to-day management of the Fund’s portfolio together with Mr. Jonathan Boyar. Mr. Mark Boyar has also been the President of the Adviser since 1983. Mr. Mark Boyar is Chairman of Boyar’s Intrinsic Value Research which publishes Asset Analysis Focus, an institutionally-oriented research service that focuses on uncovering intrinsically undervalued companies for investment and merger and acquisition activity.

Jonathan I. Boyar, a Portfolio Manager of the Fund since November 13, 2018, is primarily responsible for the day-to-day management of the Fund’s portfolio together with Mr. Mark Boyar. Mr. Jonathan Boyar is President of Boyar’s Intrinsic Value Research LLC which publishes Asset Analysis Focus, an institutionally-oriented research service that focuses on uncovering intrinsically undervalued companies for investment and merger and acquisition activity.

The Fund’s Statement of Additional Information provides additional information about Mr. Mark Boyar’s and Mr. Jonathan Boyar’s compensation, management of other accounts and ownership of Fund shares.

Investors in the Fund can generally expect the Fund to hold the securities of many of the companies featured in Asset Analysis Focus.

HOW SHARES ARE PRICED

The Fund’s net asset value (“NAV”) and offering price (NAV plus any applicable sales charges) is determined at the close of regular trading on the New York Stock Exchange (“NYSE”) at the close of regular trading (normally 4:00 p.m., Eastern Time) on each day the NYSE is open (the “Valuation Time”). NAV is computed by determining the aggregate market value of all assets of the Fund, less its liabilities, divided by the total number of shares outstanding. NYSE is closed on weekends and New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV takes into account the expenses and fees of the Fund, including management, administration, and distribution fees. The determination of NAV for the Fund for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by the Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

Generally, the Fund’s securities are valued each day at the last quoted sales price on each security’s primary exchange. Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, the mean of the current bid and ask prices on such exchange. Money market securities maturing in 60 days or less will be valued at amortized cost. Securities that are not traded or dealt in any securities exchange (whether domestic or foreign) and for which over-the-counter market quotations are readily available generally shall be valued at last sale price or, in the absence of a sale, at the mean of the current bid and ask prices on such over-the-counter market. Debt securities not traded on an exchange may be valued at prices supplied by a pricing agent(s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. If market quotations are not readily available, securities will be valued at their fair market value as determined using the “fair value” procedures adopted by the Board of Directors. Investment securities and other assets and liabilities denominated in a foreign currency, are translated into U.S. dollars using the prevailing exchange rate at the nearest time prior to the Valuation Time.

12

The Fund may use independent pricing services to assist in calculating the value of the Fund’s securities. Securities traded on a foreign exchange which has not closed by the Valuation Time or for which the official closing prices are not available at the time the NAV is determined may use alternative market prices provided by a pricing service. Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Even when market quotations are available, they may be stale or unreliable because the security is not traded frequently, trading on the security ceased before the close of the trading market or issuer specific events occurred after the security ceased trading or because of the passage of time between the close of the market on which the security trades and the close of the NYSE and when a Fund calculates its NAV. Issuer-specific events may cause the last market quotation to be unreliable. These events may include a merger or insolvency, events which affect a geographical area or an industry segment, such as political events or natural disasters, or market events, such as a significant movement in the U.S. market. Where market quotations are not readily available, securities will be valued at their fair market value as determined in good faith in accordance with the “fair value” procedures adopted by the Board of Directors. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different than the value that could be realized upon.

With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies registered under the 1940 Act, the Fund’s NAV is calculated based upon the NAV of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

HOW TO PURCHASE SHARES

Initial Purchase Methods

To open an account, you must submit a completed new account application in good order. Initial investments may be funded via federal funds wire transfer, Automated Clearing House (“ACH”), or check drawn on a U.S. financial institution. The Fund offers its shares at the NAV next determined after an order is received in good order on a business day. The Fund reserves the right to reject any purchase order or payment method at its sole discretion.

You may purchase shares of the Fund by sending a completed account application form to the following address:

Regular/Express Mail	Overnight Mail
Boyar Value Fund, Inc. c/o Ultimus Fund Solutions, LLC PO Box 46707 Cincinnati, OH 45246	Boyar Value Fund, Inc. c/o Ultimus Fund Solutions, LLC 225 Pictoria Dr, Suite 450 Cincinnati, OH 45246

The USA PATRIOT Act requires financial institutions, including the Fund, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts. As requested on the application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted. This information will assist the Fund in verifying your identity. Until such verification is made, the Fund may temporarily limit additional share purchases. In addition, the Fund may limit additional share purchases or close an account if it is unable to verify a shareholder’s identity. As required by law, the Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

Your initial investment in Class A shares of the Fund ordinarily must be at least $2,500 ($1,000 for tax-deferred retirement plans) and your initial investment in Class I shares of the Fund ordinarily must be at least $5,000 ($2,000 for tax-deferred retirement plans). Shares of the Fund are sold on a continuous basis at the public offering price next determined after receipt of a purchase order by the Fund. Your purchase order must be received by the Fund’s transfer agent prior to the close of regular trading on the NYSE (generally 4:00 p.m., Eastern Time). Shares of the Fund purchased through a broker-dealer will be sold by the Fund at the public offering price next determined after receipt of a purchase order by the broker-dealer.

Rights Reserved by the Fund

The Fund and its agents reserve the right at any time to: (i) reject or cancel all or any part of any purchase or exchange order; (ii) modify any terms or conditions related to the purchase, redemption, or exchange of shares of the Fund; (iii) reject or cancel any request to establish an Automatic Investment Plan or Systematic Withdrawal Plan; (iv) modify or terminate any sales charge waivers or exceptions; and (v) suspend, change, or withdraw all or any part of the offering made by this Prospectus.

13

Business Days and Holidays

The Fund is open for business on each day that the NYSE is open for trading. The Fund is closed on weekends and on any day the NYSE is closed for trading, including as a result of a holiday or an unscheduled market closure. The Fund may also close early on days when the NYSE closes early. Any order received when the Fund is closed will be treated as received on, and processed on, the next day the NYSE is open for trading.

Payment for Shares and Good Funds Policy

The Fund accepts payment for shares by check, ACH transfer, or wire transfer. All purchase orders are subject to acceptance by the Fund and will be executed at the next NAV calculated after the order is received in “good order”. Please see the section entitled “Purchase Requests in Good Order” for more information.

Payments made by check or ACH may be subject to a collection period to ensure that funds have cleared and are received in good funds. The Fund and its transfer agent reserve the right to delay the disbursement of redemption or exchange proceeds from shares purchased by check or ACH for up to 10 business days (or longer, if necessary) to allow the payment to clear. During this period, the proceeds of newly purchased shares are not available for redemption or exchange. This policy does not apply to purchases made by wire transfer, which are generally considered good funds upon receipt.

If a check or ACH payment does not clear, the purchase order will be cancelled, and the investor will be responsible for any resulting loss incurred by the Fund or its transfer agent, as well as any applicable fees.

Unacceptable Forms of Payment

The Fund generally does not accept cash equivalents for the purchase of shares, including, but not limited to: cash, cashier’s checks, bank official checks, certified checks, bank money orders, third-party checks (except for properly endorsed IRA transfer and rollover checks), counter checks, starter checks, traveler’s checks, money orders, credit card checks, cryptocurrency, or payments drawn on non-U.S. financial institutions.

Purchase by Check

Account applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, thrift institutions, or credit union in U.S. funds for the full amount of the shares to be purchased. After you open an account, you may purchase additional shares by sending a check together with written instructions stating the name(s) on the account and the account number, to the above address. Make all checks payable to the Fund. Redemptions of shares of the Fund purchased by check may be subject to a hold period until the check has been cleared by the issuing bank.

ACH Purchase

Shareholders may purchase shares of the Fund through the ACH network from a U.S. domestic bank or other U.S. domestic financial institution. All payments must be made in U.S. dollars. ACH may be used for both initial and subsequent investments. To establish ACH instructions, shareholders must provide the required banking information on the account application (or other documentation acceptable to the Fund or its transfer agent). The designated bank account must be maintained at a U.S. domestic financial institution. The name(s) and registration on the bank account must exactly match the name(s) and registration on the Fund account. The bank account must be owned and controlled by the shareholder(s). ACH transfers initiated from a third-party bank account will not be accepted.

Right to Reject

The Fund and its transfer agent reserve the right to reject any ACH purchase request that is not received in “good order.” Please see the section entitled “Purchase Requests in Good Order” below for more information.

Returned Check/Non-Sufficient Funds Fee

If your check or electronic payment does not clear, you will be responsible for any loss or expense incurred by the Fund or its transfer agent, as well as any applicable fees. A $25 fee will be charged to defray bank charges and processing costs associated with the returned payment. The Fund reserves the right to redeem shares from your account to cover any unpaid amounts.

14

Purchase by Wire

If you wish to invest in the Fund by wire, please call the Fund at 1-800-266-5566 to obtain detailed wiring instructions and to notify the Fund that a wire transfer will be sent. The Fund will generally credit investments made by wire on the business day the funds are received by the Fund’s designated bank, provided they are received prior to the close of regular trading on the NYSE (typically 4:00 p.m. Eastern Time). Your bank may charge a fee for same-day wire transfers. The Fund is not responsible for any delays in the receipt of wired funds due to the actions of the transmitting or receiving bank, or the Federal Reserve wire system.

Purchase through Brokers

You may invest in the Fund through brokers or agents who have entered into selling agreements with the Fund’s distributor. The brokers and agents are authorized to receive purchase and redemption orders on behalf of the Fund. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or its designee receives the order. The broker or agent may set their own initial and subsequent investment minimums. You may be charged a fee if you use a broker or agent to buy or redeem shares of the Fund. Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from those applicable to investors purchasing shares directly from the Fund. You should carefully read the program materials provided to you by your servicing agent.

Automatic Investment Plan

Shareholders may purchase shares of the Fund through an Automatic Investment Plan (“AIP”), which provides for regular, periodic purchases in accordance with the shareholder’s instructions and the transfer agent’s procedures. With the shareholder’s authorization, the transfer agent will process AIP purchases in the amount and frequency selected by the shareholder. There is no minimum investment amount required to participate in the AIP. Shareholders may change or terminate AIP instructions at any time by contacting the transfer agent. Only bank accounts maintained at U.S. financial institutions may be used. The Fund and/or the transfer agent may modify, suspend, or terminate the AIP at any time.

When Order is Processed

All shares will be purchased at the NAV per share (plus applicable sales charges, if any) next determined after the Fund receives your application or request in good order. All requests received in good order by the Fund before the close of NYSE (generally 4:00 p.m. (Eastern Time) will be processed on that same day. Requests received after the close will be processed on the next business day.

Purchase Requests in Good Order

A purchase request will be considered to be in “good order” only if it includes all of the following:

●	A completed and signed account application (for new accounts).

●	The exact dollar amount of the investment.

●	For existing accounts, the account number and the name(s) exactly as registered on the account.

●	Payment in U.S. dollars, payable to the Fund.

●	Any documentation reasonably required by the Fund or its transfer agent to verify the identity or authority of the purchaser, if applicable.

Requests that are incomplete, unclear, or submitted without the required documentation may be delayed or rejected. The Fund and its transfer agent are not responsible for delays or losses due to requests that are not received in good order

Retirement Plans

You may purchase shares of the Fund for your individual retirement plans. Please call the Fund at 1-800-266-5566 for the most current listing and appropriate disclosure documentation on how to open a retirement account.

Additional Investments

You may purchase additional shares of the Fund by mail, ACH, or wire (minimum additional investment of $1,000, except for automatic investment plans) at any time at the then current public offering price as aforementioned. Before making additional investments by bank wire, please call the transfer agent at 1-800-266-5566. Please follow the wire instructions provided by the transfer agent.

15

When calling for any reason, please have your account number ready, if known. Mail orders should include, when possible, the “Invest by Mail” stub that is attached to your Fund confirmation statement. Otherwise, be sure to identify your account number in your letter.

Employees and Affiliates of the Fund

The minimum purchase requirement is not applicable to accounts of Directors, officers or employees of the Fund or certain parties related thereto. The minimum initial investment for such accounts is $1,000. The Fund may also, in its discretion, accept certain other accounts with less than the stated minimum initial investment.

Stock Certificates

Stock certificates will not be issued for your shares. Evidence of ownership will be given by issuance of periodic account statements that will show the number of shares owned.

Choosing a Share Class.

As of the effectiveness of this registration statement, the Fund is only offering Class A shares, and the Class I shares are currently closed to new and additional investment. When offered, both share classes will represent an ownership interest in the same investment portfolio and have the same rights, but each class will have its own expense structure. All share classes may not be available for purchase in all states.

Class A shares are subject to 12b-1 Plan fees that permit the Fund to pay distribution fees of up to 0.25% of the Class A shares’ average net assets per year to those intermediaries offering Class A shares. Class I shares, when offered, will be available without a 12b-1 Plan fee to those investors eligible to purchase such shares. In addition, the Class A shares are subject to a sales charge while Class I shares are not.

When a choice of share classes is available, you should consider the size of your investment. Your financial consultant (e.g., a broker-dealer) or other financial intermediary can help you determine which share class will be best suited to your personal financial goals. Although each class will invest in the same portfolio of securities, the returns for each class will differ because each class will be subject to different expenses. While you may acquire shares of any class without the assistance of a financial consultant or other financial intermediary, you will not benefit from their experience and services if you forego such assistance.

Sales Charges. Investments in Class I shares of the Fund will not be subject to a sales charge and will be sold at NAV. However, when you purchase Class A shares of the Fund, you pay a 5.00% sales charge on the first $50,000 of your total investment and less on investments after the first $50,000. You do not pay a sales charge when you reinvest dividends or distributions paid by the Fund. Class A shares of the Fund are sold at the public offering price, unless you qualify to purchase shares at NAV. The public offering price is the next determined NAV per share plus a sales charge as shown in the following table.

Amount of Investment	Sales Charge as a % of:		Dealer Reallowance as % of Public Offering Price
	Public Offering Price	Net Amount Invested
Less than $50,000	5.00%	5.25%	4.50%
$50,000 but less than $100,000	4.50%	4.72%	4.00%
$100,000 but less than $250,000	3.50%	3.63%	3.00%
$250,000 but less than $500,000	2.95%	3.04%	2.70%
$500,000 but less than $1,000,000	2.25%	2.31%	2.00%
$1,000,000 or more[1,2]	None[2]	None[2]	None[2]

1	There is no front-end sales charge on purchases of $1 million or more, but a CDSC of 1.00% may apply if a commission was paid by the Fund’s principal underwriter to a participating unaffiliated dealer and the shares are redeemed within 12 months from the date of purchase.

2	The Distributor may pay broker-dealers a commission on purchases of Class A shares over $1 million. The commission rate is determined based on the purchase amount combined with the current market value of existing investments in Class A shares.

Under certain circumstances, the Distributor may increase or decrease the reallowance to dealers. Dealers engaged in the sale of shares of the Fund may be deemed to be underwriters under the Securities Act of 1933. The Distributor retains the entire sales charge on all direct initial investments in the Fund and on all investments in accounts with no designated dealer of record.

Please direct inquiries concerning the services described in this section to the transfer agent at Boyar Value Fund, Inc., c/o Ultimus Fund Solutions, LLC, 225 Pictoria Dr, Suite 450, Cincinnati, OH 45246 or by calling 1-800-266-5566.

Reduced Sales Load. When purchasing Class A shares of the Fund, you may use the Right of Accumulation to combine the cost or current NAV (whichever is higher) of your existing Class A shares with the amount of your current purchases in order to take advantage of the reduced sales charges set forth in the table above. Purchases made pursuant to a Letter of Intent may also be eligible for the reduced sales charges. The minimum initial investment under a Letter of Intent is $10,000. Completing a Letter of Intent does

16

not obligate you to purchase additional shares, but if you do not buy enough shares to qualify for the projected level of sales charges by the end of a specified period of time (or when you sell your shares, if earlier), the Distributor will recalculate your sales charge. You must pay the additional sales charge within 20 days after you are notified of the recalculation or it will be deducted from your account (or your sale proceeds). You should contact the transfer agent for information about the Right of Accumulation and Letter of Intent. All holders of Class A shares may use the Right of Accumulation or a Letter of Intent, subject to the requirements listed in the Prospectus and SAI, to take advantage of the reduced sales charges.

Purchases of Shares at Net Asset Value. Purchases of Class I shares, when offered, will be made at NAV. Certain individuals and institutions may also purchase Class A shares of the Fund at NAV. Investors or their financial adviser must notify the transfer agent if the investment qualifies as a purchase at NAV.

Investors whose accounts were opened prior to May 1, 2000, are not subject to any sales charge on subsequent investments.

Class A shares of the Fund may be purchased at NAV by pension and profit sharing plans, pension funds and other company-sponsored benefit plans that (1) have plan assets of $500,000 or more, (2) have, at the time of purchase, 100 or more eligible participants, (3) certify that they project to have annual plan purchases of $200,000 or more, or (4) are provided administrative services by certain third-party administrators that have entered into a special service arrangement with the Adviser relating to such plans.

Banks, bank trust departments and savings and loan associations, in their fiduciary capacity or for their own accounts, may also purchase shares of the Fund at NAV. To the extent permitted by regulatory authorities, a bank trust department may charge fees to clients for whose account it purchases Class A shares at NAV. Federal and state credit unions may also purchase Class A shares at NAV.

Information regarding the Fund’s sales charges, as well as information regarding reduced sales charges and waived sales charges, and the terms and conditions for the purchase, pricing and redemption of Fund shares, is available on the Fund’s website at www.boyarassetmanagement.com.

Registered investment advisers who charge a fee for their services and accounts as to which a bank or broker-dealer charges an account management fee (“wrap accounts”) may purchase Class A shares at NAV, provided the adviser, bank or broker-dealer has a separate agreement with the Distributor.

Clients of investment advisers may also purchase Class A shares of the Fund at NAV if their investment adviser or broker-dealer has made arrangements to permit them to do so with the Fund and the Distributor. The investment adviser must notify the transfer agent that an investment qualifies as a purchase at NAV. Associations and affinity groups of 20 or more and their members may purchase Class A shares of the Fund at NAV provided that management of these groups or their financial adviser has made arrangements to invest at least $1 million. Investors or their financial adviser must notify the transfer agent that an investment qualifies as a purchase at NAV.

Employees, officers, directors and clients of the Adviser, Distributor or the Fund or any affiliated company, including members of the immediate family of such individuals and employee benefit plans established by such entities, may also purchase Class A shares of the Fund at NAV. Investors must notify the transfer agent that an investment qualifies as a purchase at NAV.

Reinstatement Privilege

A shareholder who has had his or her shares redeemed or repurchased and has not previously exercised this reinstatement privilege may, within 35 days after the date of the redemption or repurchase, reinstate any portion or all of the proceeds of such redemption or repurchase in shares of the Fund in the same Class from which such shares were redeemed or repurchased, at NAV next determined after a reinstatement request (made in writing to and approved by the Adviser), together with the proceeds, is received by the transfer agent.

Contingent Deferred Sales Load for Certain Purchases of Shares. A contingent deferred sales charge is not imposed on redemptions of Class I shares of the Fund. However, a contingent deferred sales charge is imposed upon certain redemptions of Class A shares of the Fund purchased at NAV in amounts totaling $1 million or more, if the dealer’s commission described above was paid by the Fund’s principal underwriter and the shares are redeemed within 12 months from the date of purchase. The contingent deferred sales charge will be equal to 1% of the NAV at the time of purchase of the shares being redeemed or the amount redeemed, whichever is less. In determining whether the contingent deferred sales charge is payable, it is assumed that shares not subject to the contingent deferred sales charge are the first redeemed followed by other shares held for the longest period of time. The contingent deferred sales charge will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation.

17

Redemptions of such shares of the Fund held for at least 12 months will not be subject to the contingent deferred sales charge. The contingent deferred sales charge is currently waived for any partial or complete redemption following death or disability (as defined in the Internal Revenue Code) of a shareholder (including one who owns the shares with his or her spouse as a joint tenant with rights of survivorship) from an account in which the deceased or disabled is named.

The Fund may require documentation prior to waiver of the charge, including death certificates, physicians’ certificates, etc.

HOW TO REDEEM SHARES

You have the right to sell (“redeem”) all or any part of your shares subject to certain restrictions. A contingent deferred sales load (charge) may apply to a redemption of Fund Class A shares purchased at NAV, excluding accounts opened prior to May 1, 2000. Please refer to “Contingent Deferred Sales Load for Certain Purchases of Shares ” for more information.

You may redeem all or any portion of the shares credited to your account by submitting a written request for redemption to the Fund:

via Regular/Express Mail	via Overnight Mail
Boyar Value Fund, Inc. c/o Ultimus Fund Solutions, LLC PO Box 46707 Cincinnati, OH 45246	Boyar Value Fund, Inc. c/o Ultimus Fund Solutions, LLC 225 Pictoria Dr, Suite 450 Cincinnati, OH 45246

Redemption Proceeds

Redemption proceeds are typically sent on the next business day after a request is received in “good order”. Please see the section entitled “Redemption Requests in Good Order” for more information. As permitted by federal law, the Fund may delay payment for up to seven calendar days. The Fund also reserves the right to delay payment for shares recently purchased by check or via ACH until the payment has cleared, which may take up to 10 business days (or longer, if necessary). Proceeds are generally paid by check, wire transfer, or ACH, as elected by the shareholder. The Fund typically expects to pay redemptions from cash, cash equivalents, proceeds from the sale of Fund shares, any lines of credit, and then from the sale of portfolio securities. These redemption payment methods will be used in regular and stressed market conditions.

Suspension of Redemptions

The right of redemption may be suspended or the date of payment postponed when (a) trading on the NYSE is restricted, as determined by the applicable rules and regulations of the SEC; (b) when the NYSE is closed for other than for customary weekend and holiday closing; (c) when the SEC has by order permitted such suspension; or (d) during an emergency, as determined by the SEC, as a result of which it is not reasonably practicable for the Fund to dispose of securities or to determine the value of its net assets.

Federal and State Income Tax Withholding (IRAs and Other Retirement Accounts)

Distributions from IRAs and other retirement accounts may be subject to federal income tax withholding and, where applicable, state income tax withholding. Federal income tax generally will be withheld from IRA distributions unless you elect otherwise on the applicable request form. If you do not make a withholding election, withholding will be applied in accordance with applicable law and Internal Revenue Service (“IRS”) rules. State income tax withholding may also apply depending on your state of residence and applicable state law. Withholding is not a determination of your actual tax liability.

Lost Shareholders, Inactive Accounts and Unclaimed Property

Unclaimed property laws may require the Fund or its transfer agent to transfer the assets of accounts that are considered abandoned, inactive, or lost (due to returned mail) to the appropriate state authority. An account may be deemed unclaimed if the shareholder has not initiated any contact or transaction within a time period specified by applicable state law.

Before any transfer to the state is made, the Fund or its transfer agent will send a due diligence notice to the shareholder, if legislatively required.

In some cases, this process is referred to as escheatment, and shareholders may be required to reclaim the assets from the applicable state’s unclaimed property office. Some states may also require the liquidation of shares prior to escheatment, and shareholders may only be entitled to receive the cash value at the time of sale.

For retirement accounts, such escheatment may be treated as a taxable distribution, and federal and/or state income tax withholding may apply.

18

To help avoid escheatment, shareholders should maintain current contact information and periodically initiate contact with the Fund or its transfer agent. Examples of shareholder-initiated contact include written correspondence, telephone inquiries, or initiating a transaction in the account.

In accordance with Texas law, residents of the state of Texas may designate a representative to receive legislatively required unclaimed property due diligence notifications. A Texas Designation of Representative Form is available for making such an election.

Telephone Transactions

You may purchase, exchange, or redeem Fund shares by calling 1-800-266-5566. Telephone transaction privileges are automatically available for new accounts unless you decline them on your account application or later revoke them by written instruction to the Fund or its transfer agent.

Telephone instructions, if received in good order before the applicable cut-off time, will be processed at the Fund’s next determined NAV. Redemption proceeds will be sent promptly to your address of record by check or to your bank account of record by ACH or wire transfer. Telephone redemptions are generally limited to $100,000 per account. Requests for amounts above this limit must be submitted in writing and must include a Medallion Signature Guarantee.

During periods of heavy market activity or other unusual conditions, you may experience difficulty reaching the Fund or its transfer agent. Please allow additional time to place your transaction. The Fund or its transfer agent will not be held liable for any loss if you are unable to reach them to confirm a telephone transaction.

The Fund and its transfer agent use reasonable procedures to verify the authenticity of telephone instructions. These may include requiring an account number, a personal identification number (PIN) if applicable, recording of calls, and/or written confirmations. If these procedures are followed, neither the Fund nor its transfer agent will be responsible for any loss, liability, cost, or expense arising from unauthorized of fraudulent telephone instructions.

If you own an IRA, you will be asked to make an election regarding federal income tax withholding at the time of a redemption.

For your protection, telephone redemptions may be restricted for 30 days following a change of address or banking information. The Fund may also require a signature guarantee or other documentation for certain transactions.

The Fund reserves the right to modify, suspend, or terminate the telephone transaction privilege at any time, with or without notice.

Redemptions through Broker

If shares of the Fund are held by a broker-dealer, financial institution, or other servicing agent, you must contact that servicing agent to redeem shares of the Fund. The servicing agent may charge a fee for this service.

Redemptions by Wire

You may request that your redemption proceeds be wired directly to your bank account. A fee of $15 will be charged for each wire transfer of redemption proceeds. This fee will be deducted directly from your account and is subject to change without notice. Your bank or any intermediary institution may also charge a separate fee for receiving the wire. The Fund and its transfer agent are not responsible for any delays or additional fees imposed by the receiving bank or any intermediary institution.

When Redemptions are Sent

Once the Fund receives your redemption request in “good order” as described below, it will issue a check based on the next determined NAV following your redemption request, which are payable at the next determined NAV following the receipt your redemption request in “good order”, as described below. If you purchase shares using a check and soon after request a redemption, your redemption proceeds will not be sent until the check used for your purchase has cleared your bank.

Redemption Requests in Good Order

A redemption request will be considered to be in “good order” only if it includes all of the following:

●	The name of the Fund and the account number

●	The exact dollar amount or number of shares to be redeemed

19

●	The name(s) of the registered account owner(s), exactly as they appear on the account

●	Signature(s) of all registered owner(s)

●	Any required signature guarantee or medallion signature guarantee, if applicable

●	Any documentation reasonably required by the Fund or its transfer agent to verify the identity or authority of the person(s) requesting the redemption

Redemption requests that are incomplete, unclear, unsigned, or submitted without the required documentation or signature guarantees may be delayed or rejected. The Fund and its transfer agent are not responsible for processing delays or losses resulting from requests not received in good order.

Medallion Signature Guarantee Requirements

To protect shareholders and the Fund against potential fraud, the Fund and/or its transfer agent may require a signature guarantee, including a Medallion Signature Guarantee, in certain circumstances. A Medallion Signature Guarantee is a stamped certification from an eligible guarantor institution that verifies the authenticity of a signature and the authority and capacity of the person signing.

The Fund or its transfer agent may require a Medallion Signature Guarantee in situations including, but not limited to, the following:

●	The redemption amount exceeds $100,000 (or such other threshold as may be established by the Fund and/or the transfer agent);

●	Proceeds are requested to be mailed to an address or transferred to a bank account that was changed or added within the past 30 calendar days;

●	Proceeds are requested to be made payable to a person or entity other than the registered account owner;

●	Proceeds are requested to be sent to a financial institution account that is not held in the shareholder’s name;

●	The account registration or ownership is being changed;

●	Instructions are submitted by mail with alternate delivery instructions, special handling, or other non-standard processing; or

●	Any other circumstance where the Fund or its transfer agent reasonably determines that additional documentation or verification is appropriate.

A Medallion Signature Guarantee must be obtained from an eligible guarantor institution that participates in a recognized Medallion Signature Guarantee program (STAMP, SEMP, or MSP). These institutions typically include banks, savings associations, credit unions, and broker-dealers. A notary seal is not an acceptable substitute for a Medallion Signature Guarantee.

Shareholders should contact the Fund’s transfer agent in advance if they are unsure whether a Medallion Signature Guarantee is required. The Fund and/or its transfer agent reserves the right, in its discretion, to waive or require a Medallion Signature Guarantee and to reject any signature guarantee that the Fund and or its transfer agent deems unacceptable.

Systematic Withdrawal Plan

Shareholders may redeem shares through a Systematic Withdrawal Plan (“SWP”), which provides for regular, periodic redemptions in accordance with the shareholder’s instructions and the transfer agent’s procedures. With the shareholder’s authorization, the transfer agent will process SWP redemptions in the amount and frequency selected by the shareholder. Shareholders may change or terminate SWP instructions at any time by contacting the transfer agent. The Fund and/or its transfer agent may modify, suspend, or terminate the SWP at any time.

Involuntary Redemptions

To minimize Fund operating expenses, the Fund reserves the right to redeem your shares and close your account if your account balance falls below the $1,000 minimum for any reason other than a decline in the Fund’s net asset value (NAV). If your account falls below this required minimum, the Fund will provide you with 60 days’ written notice to increase your account balance. If the balance is not brought up to the required minimum within this notice period, the Fund may, at its sole discretion, redeem all shares and mail a check for the proceeds to your address of record.

20

All shares of the Fund are also subject to involuntary redemption if the Board of Directors determines, in its sole discretion, to liquidate the Fund. In such an event, the Fund will provide notice to shareholders, but will not be required to obtain shareholder approval prior to such liquidation. An involuntary liquidation or redemption is generally considered a taxable event and will create a capital gain or a capital loss. Shareholders should consult their tax advisors regarding any potential tax consequences.

Account Statements and Transaction Confirmations

You will receive periodic account statements summarizing all account activity, including purchases, redemptions, exchanges, and any reinvested dividends or capital gains. Additionally, a transaction confirmation will be sent for each financial transaction that occurs in your account, except for those taking place on a recurring basis, such as through an automatic investment plan or for dividend and capital gain distributions. For recurring transactions, the details will appear on your periodic account statement, serving as confirmation for such activity.

It is your responsibility to carefully review all transaction confirmations and account statements for accuracy immediately upon receipt. You must contact the Fund or its transfer agent in writing or by telephone promptly within 60 days of the date of the statement or confirmation that first reflects the disputed item. If you fail to provide timely notification within this 60-day period, you will be deemed to have ratified all account activity set forth therein, and the Fund and its agents will not be liable for any losses that may result from your failure to report the issue.

Uncashed checks/ Automatic Dividend and Capital Gain Distributions Reinvestment

If you elect to receive your dividend and capital gain distributions via check, ACH or wire, and the distribution amount is $50 or less, then the amount will be automatically reinvested as additional shares into your account.

For non-retirement and non-educational accounts, any dividend and capital gain distributions sent by check which are not cashed within 180 days will be reinvested into your account at the current day’s NAV. When reinvested, those amounts are subject to market risk like any other investment. Your distribution option will automatically be converted to having all dividends and capital gain distributions reinvested into your account as additional shares if any of the following occur:

1.	Postal or other delivery service is unable to deliver mail or checks to the address of record thereby designating your account as “lost”;

2.	Dividends and capital gain distributions checks are not cashed within 180 days; or

3.	Bank account of record is no longer valid.

For non-retirement and non-educational accounts, redemption proceeds sent by check which are not cashed within 180 days will be reinvested into your account at the current day’s NAV. When reinvested, redemption proceeds are subject to market risk like any other investment.

The Fund has implemented measures designed to enable it to pay redemption proceeds in a timely fashion while maintaining adequate liquidity. The Adviser continually monitors portfolio liquidity and adjusts the Fund’s cash level based on portfolio composition, redemption rates, market conditions, and other relevant criteria. In addition, the Adviser may meet redemption requests and manage liquidity by (i) selling portfolio securities, (ii) transacting in exchange-traded funds, or (iii) paying redemption proceeds in-kind, as discussed below. Despite the Fund’s reasonable best efforts, however, there can be no assurance that the Fund will manage liquidity successfully in all market environments. As a result, the Fund may not be able to pay redemption proceeds in a timely fashion because of unusual circumstances.

Under unusual circumstances, when the Board of Directors deems it appropriate, the Fund may make payment for shares redeemed in portfolio securities or other property of the Fund taken at current value. Securities delivered in payment of redemptions are valued at the same value assigned to them in computing the NAV. Shareholders receiving such securities may incur brokerage costs on their sales.

Redemption Fee. The Fund may assess a short-term redemption fee of 2.00% of the total redemption amount if you sell your shares, including exchanging your shares for shares of another fund, after holding them for less than 60 days. The redemption fee is paid directly to the Fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of Fund shares.

For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. Although the Fund has a goal of assessing this redemption fee on applicable redemptions, the redemption fee may not apply in certain circumstances where it is not currently practicable for the Fund to impose the fee, such as redemptions of shares held in certain omnibus accounts or retirement plans or redemptions under a certain dollar amount. You should consult with your retirement plan administrator or omnibus account representative to determine whether the redemption fee is applicable to your shares.

21

The redemption fee may also not apply to redemptions that do not indicate market timing strategies, such as redemptions of shares through automatic non-discretionary rebalancing programs, systematic withdrawal plans, redemptions requested within 60 days following the death or illness of the shareholder (or, if a trust, its beneficiary), redemptions requested pursuant to minimum required distributions from retirement plans or redemptions initiated by the Fund. The redemption fee will not apply to shares acquired through reinvestment of dividends and other distributions.

DIVIDENDS AND DISTRIBUTIONS, TAX STATUS

Dividends and Distributions

The following discussion is a summary of federal income tax consequences of the ownership of Fund shares. This discussion does not address shareholders subject to special rules, such as those who hold Fund shares through an IRA, 401(k) plan, or other tax-advantaged account. Except as specifically noted, the discussion does not address state, local, or non-U.S. taxes. You should consult your tax advisor about your particular tax situation.

The Fund expects to distribute substantially all of its net investment income and net realized capital gains, if any, on an annual basis. The Fund may also pay dividends and capital gain distributions at other times if necessary for the Fund to avoid U.S. federal income or excise tax. You may elect to receive dividend and capital gain distributions in either cash or additional shares. You should indicate your choice of option on your account application, which you may change on a prospective basis. If no option is specified on your account application, distributions will automatically be reinvested in additional shares. All distributions will be based on the NAV in effect on the payable date. No sales charge is imposed on any reinvestment of distributions and dividends in additional shares of the Fund. You will generally be taxed on dividends and distributions you receive, regardless of whether you reinvest them or receive them in cash.

If you select to receive distributions in cash and the U.S. Postal Service cannot deliver your checks or if your checks remain uncashed for 90 days, your dividends may be reinvested in your account at the then current NAV and your account will be converted to the reinvest option, which you may change on a prospective basis. No interest will accrue on an amount represented by uncashed distribution checks.

Taxes

The Fund has qualified and intends to continue to qualify for the special tax treatment afforded a “regulated investment company” under Subchapter M of the Internal Revenue Code so that it does not pay federal taxes on income and capital gains distributed to shareholders. The Fund intends to distribute annually all or substantially all of its net investment income and any net realized capital gains to its shareholders. Distributions of net realized short-term capital gains, if any, are taxable as ordinary income. Distributions from net investment income are taxable either as ordinary income or, if so designated by the Fund and certain other conditions, including holding period requirements, are met by the Fund and the shareholder, as “qualified dividend income” taxable to individual shareholders at a reduced maximum U.S. federal income tax rate. Dividends distributed by the Fund from net investment income may be eligible, in whole or in part, for the dividends-received deduction available to corporations.

At the time of an investor’s purchase of Fund shares, a portion of the purchase price will be attributable to realized or unrealized appreciation in the Fund’s portfolio or undistributed taxable income of the Fund. Consequently, subsequent distributions by the Fund with respect to these shares from such appreciation or income may be taxable to such investor even if the net asset value of the investor’s shares is, as a result of the distributions, reduced below the investor’s cost for such shares and the distributions economically represent a return of a portion of the investment. Due to the Fund’s “buy and hold” investment strategy, as well as its tax sensitivity to avoiding short-term capital gains, as of December 31, 2025, the Fund had assets with unrealized capital gains of $13,520,478, which constituted 66.% of the Fund’s net asset value. If these gains were to be recognized when such assets are eventually sold by the Fund, shareholders would be taxed on the distribution of such gains to them, even though they may be receiving, in effect, a partial return of the shareholder’s capital investment. Similarly, investors should consider the tax consequences of buying Fund shares shortly before the record date of a dividend or capital gain distribution, because such a dividend or distribution will generally be taxable even though in economic terms it represents a partial return of the shareholder’s capital investment.

In certain circumstances, the Fund may consider using use the so-called “equalization method” of accounting to mitigate this effect. Under this method, the Fund would allocate a portion of its “accumulated earnings and profits,” which generally equals a Fund’s undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds. This method would permit the Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally would not affect the Fund’s total returns, it might reduce the amount of income and gains that the Fund would otherwise distribute to continuing shareholders by reducing the effect of redemptions of Fund shares on Fund distributions to shareholders. The IRS has not sanctioned the particular equalization method that might be used by the Fund, and thus the Fund’s use of this method may be subject to IRS scrutiny.

22

Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) by the Fund are taxable to you as capital gains without regard to the length of time you have held your Fund shares. Due to the investment strategies used by the Fund, distributions are generally expected to consist of net capital gains; however, the nature of the Fund’s distributions could vary in any given year. Redemptions of shares of the Fund are taxable events on which you may realize a capital gain or loss in an amount equal to the difference between the net amount of sale proceeds that you receive and your tax basis for the shares that you sell. Certain limitations may apply that could limit your ability to deduct capital losses currently.

Also, a 3.8% Medicare contribution tax generally is imposed on the net investment income of U.S. individuals, estates and trusts whose income exceeds certain threshold amounts. For this purpose, net investment income generally will include income distributions from the Fund and capital gains attributable to the sale, redemption or exchange of Fund shares. This tax is in addition to the income taxes that are otherwise imposed on ordinary income, qualified dividend income and capital gains.

After the end of each year, the Fund will send a statement to you with information about the dividends and distributions that you received and any redemptions of shares during the previous year. In addition to federal taxes, you may be subject to state and local taxes on distributions.

As with all mutual funds, the Fund may be required to apply backup withholding at the rate of 24% on all taxable distributions payable to a shareholder if the shareholder fail to provide the Fund with their correct social security number or other taxpayer identification number or make required certifications, or if the Internal Revenue Service notifies the Fund to implement backup withholding from the shareholder, or if to the Fund’s knowledge, an incorrect number has been furnished. An individual taxpayer’s identification number usually is his or her social security number.

The Fund is required to report cost basis information to the IRS and to shareholders on Form 1099-B for redemptions of “covered shares,” which are generally shares acquired on or after January 1, 2012. The Fund’s default cost basis calculation method is Average Cost. This method will be applied to your account unless you affirmatively elect a different IRS-accepted method, such as First-In, First-Out (FIFO) or Specific Share Identification. You may make this election for future transactions by providing written instructions, contacting Shareholder Services at 1-800-266-5566, or through your online account portal, where available.

Please note that, in accordance with IRS regulations, the cost basis method elected for the first redemption of covered shares cannot be changed after the settlement of the redemption. The cost basis method you select may have significant tax implications. The Fund is not authorized to provide tax advice. We strongly recommend you consult your tax advisor to determine which method is most suitable for your individual circumstances.

If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply and you should consult your tax adviser for detailed information about the tax consequences to you of owning Fund shares. If you own an IRA or other retirement plan, you must indicate on your redemption request whether the Fund should withhold federal income tax. Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding.

The above discussion is meant only as a summary; more information is available in the SAI. Further, the above tax information does not constitute individual tax advice. Please consult your tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in the Fund.

FREQUENT PURCHASES AND REDEMPTIONS OF SHARES

Excessive Trading Policy. Purchases and exchanges should be made for investment purposes only. Frequent trades in your account or accounts controlled by you can disrupt portfolio investment strategies, harm Fund performance by forcing the Fund to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the Fund’s portfolio securities for purposes of calculating its net asset value does not fully reflect the then current fair market value of those holdings. The Fund discourages, and does not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in the Fund’s shares to be excessive for a variety of reasons, such as if:

●	You sell shares within a short period of time after the shares were purchased;

●	You make two or more purchases and redemptions within a short period of time;

●	You enter into a series of transactions that is indicative of a timing pattern or strategy; or

23

●	We reasonably believe that you have engaged in such practices in connection with other mutual funds.

To deter such activities, the Board of Directors has adopted an Excessive Trading Policy. Under this policy, the Fund or its agents may temporarily or permanently suspend or terminate, without any prior notice, exchange privileges of any investor who makes more than two exchanges (each exceeding $10,000 in value) out of the Fund within 60 days of each other and bar, without any prior notice, future purchases of the Fund by such an investor, including transactions representing excessive trading and transactions accepted by any shareholder’s financial intermediary. In addition, the Fund or its agents may reject any purchase orders (including exchange purchases) by any investor or group of investors indefinitely for any reason, and shall reject any such purchase orders that they believe are attributable to market timers or are otherwise excessive or potentially disruptive to the Fund.

While recognizing that shareholders may have a legitimate need to adjust their Fund investments as their financial needs or circumstances change, the Fund currently uses additional methods to reduce the risk of market timing. These methods include, but are not limited to:

●	Assessing a 2.00% redemption fee for shares redeemed within 60 days of purchase; and

●	A $15 fee, which will be deducted from your redemption proceeds, when the proceeds are transmitted by wire.

Orders placed by investors in violation of the exchange limits or the excessive trading policies or by investors that the Fund believes are market timers will be revoked or cancelled by the Fund on the next business day after receipt of the order.

Systematic purchases and redemptions transactions are exempt from this policy. This policy may be modified for accounts held by certain retirement plans to conform to plan exchange limits or Department of Labor regulations, and for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs. These exchange limits are subject to the Fund’s ability to monitor exchange activity, as discussed under “Limitations on the Ability to Detect and Curtail Excessive Trading Practices” below. In applying this policy, the Fund considers the information available to it at the time and may consider trading done in multiple accounts under common ownership, control or influence.

Additional information regarding the Fund’s policies with respect to purchases and redemptions of Fund shares are described in the “How to Purchase Shares” and “How to Redeem Shares” sections of this Prospectus. Except as described in these sections, the Fund’s policies regarding frequent trading of Fund shares are applied uniformly to all shareholders.

Trade Activity Monitoring

The Fund or its affiliates may monitor trades to detect and discourage short-term or excessive trading activity, which may be detrimental to long-term shareholders. The Fund reserves the right to take action, including refusing trades or exchanges, if such activity is identified.

Limitations on the Ability to Detect and Curtail Excessive Trading Practices. Shareholders seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and, despite the best efforts of the Fund to prevent excessive trading, there is no guarantee that the Fund or its agents will be able to identify such shareholders or curtail their trading practices. The Fund receives purchase and redemption orders through financial intermediaries and cannot always know or reasonably detect excessive trading which may be facilitated by these intermediaries or by the use of omnibus account arrangements offered by these intermediaries to investors. Omnibus account arrangements are common forms of holding shares of the Fund, particularly among certain financial intermediaries, retirement plans and variable insurance products. These arrangements often permit multiple investors to aggregate their respective share ownership positions and purchase, redeem and exchange Fund shares where the identity of the particular shareholder(s) is not known to the Fund.

Distributor

Northern Lights Distributors, LLC is located at 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022-3474, and serves as distributor and principal underwriter to the Fund. The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of the Fund are offered on a continuous basis.

With respect to Class A shares only, the Distributor is paid monthly fees by the Fund in connection with the distribution of the Fund’s shares and the servicing of shareholder accounts. A monthly fee, authorized pursuant to a Shareholder Servicing and Distribution Plan adopted by the Fund (the “Plan”) pursuant to Rule 12b-1 under the Investment Company Act of 1940, is calculated at the annual rate of 0.25% of the value of the average daily net assets of the Class A shares of the Fund and is used by the Distributor to provide compensation for services relating to the distribution of the Fund’s Class A shares and the ongoing servicing and/or maintenance of shareholder accounts with the Fund. Compensation is paid by the Distributor to persons, including employees of the Distributor, who assist with the distribution of the Fund’s Class A shares, respond to inquiries of shareholders of the Fund regarding their ownership of

24

Class A shares or their accounts with the Fund or who provide other similar services not otherwise required to be provided by other agents of the Fund. Because these fees are paid out of the Fund’s Class A share assets on an on-going basis, over time these fees will increase the cost of your investment in Class A shares and may cost you more than paying other types of sales charges.

Payments under the Plan are not tied exclusively to the expenses actually incurred by the Distributor, and the payments may exceed expenses actually incurred by the Distributor. The Board of Directors evaluates the appropriateness of the Plan and its payment terms on an ongoing basis and in doing so considers all relevant factors, including expenses borne by the Distributor and amounts it receives under the Plan.

Householding

To reduce expenses, the Fund mails only one copy of the prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Fund at 1-800-266-5566 on days the Fund is open for business or contact your financial institution. The Fund will begin sending you individual copies thirty days after receiving your request.

25

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended December 31, 2023, December 31, 2024, and December 31, 2025 was audited by Cohen & Company, Ltd., the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the Fund’s December 31, 2025 Form N-CSR filed with the SEC, which is available upon request. The information for the Fund for years prior to December 31, 2023 were audited by the Fund’s former independent registered public accounting firm.

No financial highlights are presented for the Class I shares because they had not commenced operations prior to the fiscal year ended December 31, 2025.

Per Share Data and Ratios for a Share of Capital Stock Outstanding Throughout Each Year Presented

	For the		Year		Year	Year	Year
	Year Ended		Ended		Ended	Ended	Ended
	December 31,		December 31,		December 31,	December 31,	December 31,
	2025		2024		2023	2022	2021
Net Asset Value, Beginning of Year	$30.38		$29.34		$25.84	$32.52	$27.53

Activity from investment operations:
Net investment income (loss) (1)	0.03		0.05		0.11	0.13	(0.03)
Net realized and unrealized gain (loss) on investments	3.72		3.38		3.54	(6.68)	5.15
Total from investment operations	3.75		3.43		3.65	(6.55)	5.12

Paid-in-Capital from Redemption Fees (1)	—		—		0.00 (2)	—	—

Less distributions from:
Net investment income	(0.04)		(0.05)		(0.12)	(0.12)	—
Net realized gains	(1.44)		(2.34)		(0.03)	(0.01)	(0.13)
Total distributions	(1.48)		(2.39)		(0.15)	(0.13)	(0.13)

Net Asset Value, End of Year	$32.65		$30.38		$29.34	$25.84	$32.52

Total Return (3)	12.37%		11.42%		14.13%	(20.14)%	18.61%

Net Assets, End of Year	$20,402,970		$27,228,594		$28,918,331	$25,610,402	$32,762,135

Ratio of gross expenses to average net assets	1.79	% (5)	1.73	% (5)	1.71%	1.64%	1.53%
Ratio of net expenses to average net assets	1.73%		1.71%		1.71%	1.64%	1.55	% (4)
Ratio of net investment income (loss) to average net assets	0.08%		0.18%		0.41%	0.46%	-0.08%
Portfolio Turnover Rate	1	% (6)	4%		0%	0%	1%

(1)	Per share amounts calculated using the average shares method.

(2)	Amount represents less than $0.005 per share.

(3)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and exclude the effect of applicable sales loads/redemption fees.

(4)	Represents the ratio of expenses to average net assets inclusive of expense recapture by the Adviser.

(5)	Represents the ratio of expenses to average net assets absent fee waivers by the Administrator.

(6)	Portfolio turnover rate excludes portfolio securities delivered as a result of processing the in-kind redemptions.

26

Boyar Value Fund, Inc.

Investment Adviser Boyar Asset Management, Inc. 32 West 39th Street, 9th Floor New York, New York 10018

Distributor Northern Lights Distributors, LLC 4221 North 203rd Street, Suite 100 Elkhorn, Nebraska 68022-3474

Independent Registered Public Accounting Firm Cohen & Company, Ltd. 1835 Market Street, Suite 310 Philadelphia, Pennsylvania 19103

Board of Directors Henry A. Alpert Mark A. Boyar Jay R. Petschek

Custodian Bank of New York Mellon 240 Greenwich Street New York, New York 10286

Additional information about the Fund is included in the Fund’s Statement of Additional Information (“SAI”), which is incorporated by reference in its entirety and is therefore legally a part of this Prospectus. Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders and in Form N-CSR. In the Fund’s annual report, you will find a discussion of the market conditions and strategies that significantly affected the Fund’s performance during its last fiscal year.

To obtain a free copy of the SAI, the annual and semi-annual reports or other information about the Fund, or to make inquiries about the Fund, please call 1-800-266-5566 or visit the website at www.boyarassetmanagement.com.

Information about the Fund, including the SAI and annual and semi-annual reports, can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Section. Information about the operation of the public reference room can be obtained by calling the Commission at 1-202-551-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site. Copies of information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

Investment Company Act File No. 811-08253

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2026

BOYAR VALUE FUND, INC.

Class A Shares: BOYAX

Class I Shares: BOYIX*

225 Pictoria Dr, Suite 450

Cincinnati, OH 45246

For information, call 1-800-266-5566

This Statement of Additional Information is meant to be read in conjunction with the Prospectus for the Boyar Value Fund, Inc. (the “Fund”) dated May 1, 2026, as amended or supplemented from time to time, and is incorporated by reference in its entirety into that Prospectus. Because this Statement of Additional Information is not itself a prospectus, no investment in shares of the Fund should be made solely upon the information contained herein. Copies of the Fund’s Prospectus may be obtained without charge, upon request, by writing the Fund via regular/express mail at c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, OH 45246, via overnight mail at c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, by calling the Fund at 1-800-266-5566, or by visiting the Fund’s website boyarassetmanagement.com

The Fund’s audited financial statements are incorporated into this Statement of Additional Information by reference to the Fund’s most recent annual report. The Fund’s annual and semiannual reports to shareholders are available without charge, upon request by calling the Fund at 1-800-266-5566. In addition, you can make inquiries through your financial intermediary.

*	As of the date of this Statement of Additional Information, the Class I shares of the Fund have not yet commenced operations.

THE FUND

The Fund is a diversified, open-end management investment company incorporated on February 28, 1997, under the laws of the State of Maryland under the name “Boyar Value Fund, Inc.” The Fund’s charter authorizes the Board of Directors (“Board”) to issue one billion (1,000,000,000) shares of common stock, $.001 par value per share (the “Shares”).

All shareholders of the Fund, upon liquidation, will participate ratably in the Fund’s net assets. Shares do not have cumulative voting rights, which means that holders of more than 50% of the Shares voting for the election of Directors can elect all Directors. Shares are transferable, but have no preemptive, conversion or subscription rights.

The Fund offers two share classes: Class A and Class I shares. Class I shares are not currently available for sale.

INVESTMENT OBJECTIVE AND POLICIES

The investment objective of the Fund is long-term capital appreciation.

The following policies supplement the descriptions of the Fund’s investment objective and policies in the Prospectus.

STOCK OPTIONS

When the Adviser believes that individual portfolio securities are approaching the top of the Adviser’s growth and price expectations, the Fund may write covered call options against such securities. The Fund may also purchase put options. The value of the underlying securities on which covered call and put options will be written or purchased, respectively, at any one time by the Fund is not anticipated to exceed 5% of the Fund’s total assets. The Fund writes and purchases options only for hedging purposes and not for speculation.

The Fund realizes fees (referred to as “premiums”) for granting the rights evidenced by the options it has written. A call option embodies the right of its purchaser to compel the writer of the option to sell to the option holder an underlying security at a specified price for a specified time period or at a specified time. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security at a specified price for a specified period or at a specified time.

The principal reason for writing covered call options on a security is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, the Fund as the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected). Nevertheless, the Fund as a call writer retains the risk of a decline in the price of the underlying security. The size of the premiums that the Fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

In the case of options written by the Fund that are deemed covered by virtue of the Fund’s holding convertible or exchangeable preferred stock or debt securities, the time required to convert or exchange and obtain physical delivery of the underlying common stock with respect to which the Fund has written options may exceed the time within which the Fund must make delivery in accordance with an exercise notice. In these instances, the Fund may purchase or temporarily borrow the underlying securities for purposes of physical delivery. By so doing, the Fund will not bear any market risk, since the Fund will have the absolute right to receive from the issuer of the underlying security an equal number of shares to replace the borrowed securities, but the Fund may incur additional transaction costs or interest expenses in connection with any such purchase or borrowing.

Options written by the Fund will normally have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to or above the market values of the underlying securities at the times the options are written. In the case of call options, these exercise prices are referred to as “in-the-money,” “at-the-money” and “out-of-the-money,” respectively. The Fund may write (i) in-the-money call options when the Adviser expects that the price of the underlying security will remain flat or decline moderately during the option period, (ii) at-the-money call options when the Adviser expects that the price of the underlying security will remain flat or advance moderately during the option period, and (iii) out-of-the-money call options when the Adviser expects that the premiums received from writing the call option plus the appreciation in market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. In any of the preceding situations, if the market price of the underlying security declines and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received.

To secure its obligation to deliver the underlying security when it writes a call option, the Fund will hold the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the “Clearing Corporation”) and of the securities exchange on which the option is written. Under Rule 18f-4 of the Investment Company Act of 1940, covered call options are deemed “covered transactions” and excluded from derivatives exposure calculations. While Rule 18f-4 does not require the Fund to deposit the underlying security in escrow, operational practices or contractual agreements with broker-dealers or clearinghouses may require the segregation or collateralization of assets to secure delivery obligations.

Prior to their expirations, call options may be sold in closing sale or purchase transactions (sales or purchases by the Fund prior to the exercise of options that it has purchased or written, respectively, of options of the same series) in which the Fund may realize a profit or loss from the sale. An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the over-the-counter market. When the Fund has purchased a put option and engages in a closing sale transaction, whether the Fund realizes a profit or loss will depend upon whether the amount received in the closing sale transaction is more or less than the premium the Fund initially paid for the original option plus the related transaction costs. Similarly, in cases where the Fund has written a call option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option. The Fund may engage in a closing purchase transaction to realize a profit, to prevent an underlying security with respect to which it has written an option from being called, or, in the case of a call option, to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the security prior to the outstanding option’s expiration). The obligation of the Fund under an option it has written would be terminated by a closing purchase transaction, but the Fund would not be deemed to own an option as a result of the transaction. So long as the obligation of the Fund as the writer of an option continues, the Fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring the Fund to deliver the underlying security against payment of the exercise price. This obligation terminates when the option expires or the Fund effects a closing purchase transaction. The Fund can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice.

There is no assurance that sufficient trading interest will exist to create a liquid secondary market on a securities exchange for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher-than-anticipated trading activity, order flow, or other unforeseen events have at times rendered certain of the facilities of the Clearing Corporation and various securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders, or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers” orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. Moreover, the Fund’s ability to terminate options positions established in the over-the-counter market may be more limited than for exchange-traded options and may also involve the risk that securities dealers participating in over-the-counter transactions would fail to meet their obligations to the Fund. The Fund, however, intends to purchase over-the-counter options only from dealers whose debt securities, as determined by the Adviser, are considered to be investment grade. If, as a covered call option writer, the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise. In either case, the Fund would continue to be at market risk on the security and could face higher transaction costs, including brokerage commissions.

Securities exchanges generally have established limitations governing the maximum number of calls of each class which may be held or written, or exercised within certain time periods by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written, or exercised in one or more accounts or through one or more brokers). It is possible that the Fund and other clients of the Adviser may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violation of these limits and it may impose certain other sanctions. These limits may restrict the number of options the Fund will be able to purchase on a particular security.

CURRENCY EXCHANGE TRANSACTIONS

The value in U.S. dollars of the assets of the Fund that are invested in foreign securities may be affected favorably or unfavorably by changes in exchange control regulations, and the Fund may incur costs in connection with conversion between various currencies. Currency exchange transactions may be from any non-U.S. currency into U.S. dollars or into other appropriate currencies. The Fund will conduct its currency exchange transactions (i) on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, (ii) through entering into forward contracts to purchase or sell currency or (iii) by purchasing exchange-traded currency options.

FOREIGN INVESTMENTS

Investors should recognize that investing in foreign companies involves certain risks, including those discussed below, which are not typically associated with investing in U.S. issuers. Since the Fund may invest in securities denominated in currencies other than the U.S. dollar, and since the Fund may temporarily hold funds in bank deposits or other money market investments denominated in foreign currencies, the Fund may be affected favorably or unfavorably by exchange control regulations or changes in the exchange rate between such currencies and the dollar. A change in the value of a foreign currency relative to the U.S. dollar will result in a corresponding change in the dollar value of the Fund’s assets denominated in that foreign currency. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and gains, if any, to be distributed to shareholders by the Fund. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. Changes in the exchange rate may result over time from the interaction of many factors directly or indirectly affecting economic and political conditions in the United States and a particular foreign country, including economic and political developments in other countries.

Of particular importance are rates of inflation, interest rate levels, the balance of payments and the extent of government surpluses or deficits in the United States and the particular foreign country, all of which are in turn sensitive to the monetary, fiscal and trade policies pursued by the governments of the United States and foreign countries important to international trade and finance. Governmental intervention may also play a significant role. National governments rarely voluntarily allow their currencies to float freely in response to economic forces. Sovereign governments use a variety of techniques, such as intervention by a country’s central bank or imposition of regulatory controls or taxes, to affect the exchange rates of their currencies.

Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments positions. The Fund may invest in securities of foreign governments (or agencies or instrumentalities thereof), and many, if not all, of the foregoing considerations apply to such investments as well.

Securities of some foreign companies are less liquid and their prices are more volatile than securities of comparable U.S. companies. Certain foreign countries are known to experience long delays between the trade and settlement dates of securities purchased or sold. Due to the increased exposure of the Fund to market and foreign exchange fluctuations brought about by such delays, and due to the corresponding negative impact on Fund liquidity, the Fund will avoid investing in countries which are known to experience settlement delays which may expose the Fund to unreasonable risk of loss.

U.S. GOVERNMENT SECURITIES

The Fund may invest in debt obligations of varying maturities issued or guaranteed by the United States government, its agencies or instrumentalities (“U.S. Government securities”). Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance. U.S. Government securities also include securities issued or guaranteed by the Federal Housing Administration, Farmers Home Loan Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association, Maritime Administration, Tennessee Valley Authority, and District of Columbia Armory Board and Student Loan Marketing Association. The Fund may also invest in instruments that are supported by the right of the issuer to borrow from the U.S. Treasury and instruments that are supported by the credit of the instrumentality. No assurance can be given that the U.S. Government will provide financial support to foregoing U.S. Government agencies, authorities, instrumentalities or sponsored enterprises that are not supported by the full faith and credit of the United States, therefore, the Fund will invest in obligations issued by such an instrumentality only if the Adviser determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the Fund.

LENDING OF PORTFOLIO SECURITIES

The Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Fund’s Board. These loans, if and when made, may not exceed 33 1/3% of the Fund’s total assets taken at current value. The Fund will not lend portfolio securities to affiliates of the Adviser unless it has applied for and received specific authority to do so from the Securities and Exchange Commission (the “SEC”). Loans of portfolio securities will be collateralized by cash, letters of credit or U.S. Government securities, which are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. From time to time, the Fund may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and that is acting as a “finder.”

By lending its securities, the Fund can increase its income by continuing to receive interest and any dividends on the loaned securities as well as by either investing the collateral received for securities loaned in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. Government securities are used as collateral. Although the generation of income is not an investment objective of the Fund, income received could be used to pay the Fund’s expenses and would increase an investor’s total return. The Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Board must terminate the loan and regain the right to vote the securities. Loan agreements involve certain risks in the event of default or insolvency of the other party including possible delays or restrictions upon the Fund’s ability to recover the loaned securities or dispose of the collateral for the loan. The Fund did not engage in securities lending activities in the most recently completed fiscal year ended December 31, 2025.

AMERICAN, EUROPEAN AND CONTINENTAL DEPOSITARY RECEIPTS

The assets of the Fund may be invested in the securities of foreign issuers in the form of American Depositary Receipts (“ADRs”) and European Depositary Receipts (“EDRs”). These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts (“CDRs”), are receipts issued in Europe typically by non-U.S. banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in U.S. securities markets and EDRs and CDRs in bearer form are designed for use in European securities markets.

In a “sponsored” ADR, the foreign issuer typically bears certain expenses of maintaining the ADR facility. While “unsponsored” ADRs may be created without the participation of the foreign issuer. Holders of unsponsored ADRs generally bear all costs of the ADR facility. The bank or trust company depository of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights.

CONVERTIBLE SECURITIES

Convertible securities are fixed income securities that may be converted at either a stated price or stated rate into underlying shares of common stock. As a result of this conversion feature, convertible securities enable an investor to benefit from increases in the market price of the underlying common stock while permitting the investor to obtain a yield that is generally greater than that obtainable from the underlying common stock. In addition, convertible securities generally offer greater stability of price than the underlying common stock during declining market periods. The value of convertible securities fluctuates in relation to changes in interest rates and, in addition, also fluctuates in relation to the underlying common stock. The Adviser may make modifications of its investment strategy for the Fund as it deems advisable in light of its experience in managing the Fund or in response to changing market or economic conditions.

WARRANTS

The Fund may purchase warrants issued by domestic and foreign companies to purchase newly created equity securities consisting of common and preferred stock. The equity security underlying a warrant is outstanding at the time the warrant is issued or is issued together with the warrant. Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a speculative investment. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants generally pay no dividends and confer no voting or other rights other than to purchase the underlying security.

COMMERCIAL PAPER

Commercial paper consists of short-term (usually from one to two hundred seventy days) unsecured promissory notes issued by corporations in order to finance their current operations. The Fund will only invest in commercial paper rated at least A-2 by S&P Global Ratings (“Standard & Poor’s”) or Prime-2 by Moody’s Investors Service, Inc. (“Moody’s”) or unrated paper of issuers who have outstanding unsecured debt rated AA or better by Standard & Poor’s or Aa or better by Moody’s. Certain notes may have floating or variable rates. Variable and floating rate notes with a demand notice period exceeding seven days will be subject to the Fund’s policy with respect to illiquid investments (see “Investment Limitations”) unless, in the judgment of the Adviser, such note is liquid.

The rating of Prime-1 is the highest commercial paper rating assigned by Moody’s. Among the factors considered by Moody’s in assigning ratings are the following: valuation of the management of the issuer; economic evaluation of the issuer’s industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; evaluation of the issuer’s products in relation to competition and customer acceptance; liquidity; amount and quality of long-term debt; trend of earnings over a period of 10 years; financial strength of the parent company and the relationships which exist with the issuer; and recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. These factors are all considered in determining whether the commercial paper is rated Prime-1 or Prime-2. Commercial paper rated A-1 (highest quality) by Standard & Poor’s has the following characteristics:

●	liquidity ratios are adequate to meet cash requirements;

●	long-term senior debt is rated “A” or better, although in some cases “BBB” credits may be allowed; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer’s industry is well established and the issuer has a strong position within the industry; and the reliability and quality of management are unquestioned.

The relative strength or weakness of the above factors determines whether the issuer’s commercial paper is rated A-1 or A-2.

BANK DEBT INSTRUMENTS

Bank debt instruments in which the Fund may invest consist of certificates of deposit, bankers’ acceptances and time deposits issued by national banks, state banks, trust companies, and mutual savings banks, or by banks or institutions whose accounts are insured by the Federal Deposit Insurance Corporation (“FDIC”). These instruments are insured by the FDIC up to the current limit of $250,000 per depositor per insured bank, per ownership category. Certificates of deposit are negotiable certificates evidencing the indebtedness of a commercial bank to repay funds deposited with it for a definite period of time (usually ranging from fourteen days to one year) at a stated or variable interest rate.

Bankers’ acceptances are credit instruments representing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation of both the bank and the drawer to pay the face amount of the instrument upon maturity. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period at a stated interest rate. The Fund will not invest in time deposits maturing in more than seven days if, as a result, more than 15% of the value of its net assets would be invested in such securities and other illiquid securities.

OTHER INVESTMENT COMPANIES

The Fund from time to time invests in securities issued by other investment companies. In particular, the Fund from time to time invests in cash pending investment in accordance with the Fund’s investment program in money market mutual funds. When the Fund invests in another investment company, the Fund will indirectly bear its proportionate share of any fees and expenses payable directly by the investment company. These fees and expenses are in addition to, and may be duplicative of, the Fund’s direct fees and expenses. The Fund has no control over the investment decisions made by other investment companies. If the investment company is buying (or selling) a security of the same issuer whose securities are being sold (or bought) by the Fund, the result of this would be an indirect expense to the Fund without accomplishing any investment purpose. Certain of the investment companies in which the Fund may invest may follow “passive strategies” by holding securities included in, or representative of, an underlying index. Although the Fund may invest in such funds to gain exposure to the index, the performance of a passively-managed fund may not track its index because the fund charges additional fees and expenses and may hold additional or different securities from the index. The Fund may invest in “non-diversified” funds, which invest most of their assets in a small number of companies, or in funds that concentrate their investments in an industry or group of industries. Such funds may be more susceptible to the economic, political or other risks associated with investing in those particular companies or industries, respectively. The Fund’s investments in other investment companies are subject to limitations prescribed by the Investment Company Act of 1940, as amended (the “1940 Act”), unless an exemption is applicable or as may be permitted by rules under the 1940 Act or interpretations thereof by the staff of the SEC.

REPURCHASE AGREEMENTS

Repurchase agreements are transactions by which the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon time and price, thereby determining the yield during the term of the agreement. In the event of a bankruptcy or other default by the seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses. To minimize these possibilities, the Fund intends to enter into repurchase agreements only with its Custodian, with banks having assets in excess of $10 billion and with broker-dealers who are recognized as primary dealers in U.S. Government obligations by the Federal Reserve Bank of New York. At the time the Fund enters into a repurchase agreement, the value of the collateral, including accrued interest, will equal at least 102% of the value of the repurchase agreement and, in the case of a repurchase agreement exceeding one day, the seller agrees to maintain sufficient collateral so that the value of the collateral, including accrued interest, will at all times equal at least 102% of the value of the repurchase agreement. Collateral for repurchase agreements is held in safekeeping in the customer-only account of the Fund’s Custodian at the Federal Reserve Bank. The Fund will not enter into a repurchase agreement not terminable within seven days if, as a result thereof, more than 15% of the value of its net assets would be invested in such securities and other illiquid securities.

Although the securities subject to a repurchase agreement might bear maturities exceeding one year, settlement for the repurchase would never be more than one year after the Fund’s acquisition of the securities and normally would be within a shorter period of time. The resale price will be in excess of the purchase price, reflecting an agreed upon market rate effective for the period of time the Fund’s money will be invested in the securities, and will not be related to the coupon rate of the purchased security. At the time the Fund enters into a repurchase agreement, the value of the underlying security, including accrued interest, will equal or exceed the value of the repurchase agreement, and, in the case of a repurchase agreement exceeding one day, the seller will agree that the value of the underlying security, including accrued interest, will at all times equal or exceed the value of the repurchase agreement. The collateral securing the seller’s obligation must be of a credit quality at least equal to the Fund’s investment criteria for portfolio securities and will be held by the Custodian or in the Federal Reserve Book Entry System.

For purposes of the 1940 Act, a repurchase agreement is deemed to be a loan from the Fund to the seller subject to the repurchase agreement and is therefore subject to the Fund’s investment restriction applicable to loans. It is not clear whether a court would consider the securities purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the securities before repurchase of the security under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the security. If a court characterized the transaction as a loan and the Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at the risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt obligation purchased for the Fund, the Adviser seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case, the seller. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security, in which case the Fund may incur a loss if the proceeds to the Fund of the sale of the security to a third party are less than the repurchase price.

However, if the market value of the securities subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Fund will be unsuccessful in seeking to enforce the seller’s contractual obligation to deliver additional securities.

ILLIQUID SECURITIES

The Fund may not invest more than 15% of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market, time deposits maturing in more than seven days and repurchase agreements that have a maturity of longer than seven days. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. The Fund’s investment in illiquid securities is subject to the risk that, should the Fund desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of their value, the value of the Fund’s net assets could be adversely affected.

BORROWING

The Fund may borrow, temporarily, up to 33 1/3% of its total assets for extraordinary purposes or to meet redemption requests that might otherwise require untimely disposition of portfolio holdings. To the extent the Fund borrows for these purposes, the effects of market price fluctuations on portfolio net asset value (“NAV”) will be exaggerated. If, while such borrowing is in effect, the value of the Fund’s assets declines, the Fund could be forced to liquidate portfolio securities when it is disadvantageous to do so. The Fund would incur interest and other transaction costs in connection with borrowing. The Fund will borrow only from a bank.

QUALITY RATINGS OF OBLIGATIONS

The ratings of Moody’s Investors Service, Inc. and S&P Global Ratings for obligations in which the Fund may invest are as follows:

MOODY’S INVESTORS SERVICE, INC.

Aaa - Obligations rated Aaa are judged to be of highest quality, subject to the lowest level of credit risk.

Aa - Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A - Obligations rated A are judged to be upper-medium grade and subject to low credit risk.

Baa - Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

S&P Global Ratings

AAA - An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA - An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A - An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB - An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

INVESTMENT LIMITATIONS

The investment limitations numbered 1 through 10 may not be changed without the affirmative vote of the holders of a majority of the Fund’s outstanding Shares. Such majority is defined as the lesser of (i) 67% or more of the Shares present at the meeting, if the holders of more than 50% of the outstanding Shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding Shares. Investment limitations 11 through 14, may be changed, and in the case of investment limitation 12, reduced, by a vote of the Board at any time. The Fund may not:

1. Issue senior securities, except to the extent permitted by applicable law, as amended, interpreted or modified from time to time by any regulatory authority having jurisdiction.

2. Borrow money except that the Fund may borrow from banks for temporary or emergency purposes in an amount that may not exceed 33 1/3% of the value of the Fund’s total assets at the time of such borrowing. For purposes of this restriction, short sales, the entry into currency transactions, options, and forward commitment transactions that are not accounted for as financings (and the segregation of assets in connection with any of the foregoing) shall not constitute borrowing.

3. Make loans, except that the Fund may purchase or hold fixed-income securities, lend portfolio securities up to 33 1/3% of the Fund’s total assets and enter into repurchase agreements in accordance with its investment objective, policies and limitations.

4. Purchase any securities that would cause 25% or more of the value of the Fund’s total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of U.S. Government Securities.

5. Purchase the securities of any issuer if as a result (a) more than 5% of the value of the Fund’s total assets would be invested in the securities of such issuer or (b) the Fund would acquire 10% or more of the voting securities of such issuer, except that these limitations do not apply to U.S. Government Securities and repurchase agreements collateralized by U.S. Government Securities and except that up to 25% of the value of the Fund’s total assets may be invested without regard to these limitations.

6. Underwrite any securities issued by others except to the extent that the investment in restricted securities and the sale of securities or the purchase of securities directly from the issuer in accordance with the Fund’s investment objective, policies and limitations may be deemed to be underwriting.

7. Purchase or sell real estate, except that the Fund may invest in securities (a) secured by real estate, mortgages or interests therein, (b) issued by companies which invest in real estate or interests therein or (c) hold and sell real estate acquired by the Fund as the result of the ownership of securities.

8. Make short sales of securities or maintain a short position, except that the Fund may maintain short positions in currencies, securities and stock indexes, futures contracts and options on futures contracts and enter into short sales or short sales “against the box” in accordance with the Fund’s investment objective, policies and limitations.

9. Purchase securities on margin, except that the Fund may obtain any short-term credits necessary for the clearance of purchases and sales of securities. For purposes of this restriction, the deposit or payment of initial or variation margin in connection with transactions in currencies, options, futures contracts or related options will not be deemed to be a purchase of securities on margin.

10. Invest in commodities, except that the Fund may (a) purchase and sell futures contracts, including those relating to securities, currencies and indexes, and options on futures contracts, securities, currencies or indexes, (b) purchase and sell currencies on a forward commitment or delayed-delivery basis and (c) enter into stand-by commitments.

11. Pledge, mortgage or hypothecate its assets, or otherwise issue senior securities, except (a) to the extent necessary to secure permitted borrowings and (b) to the extent related to the deposit of assets in escrow in connection with the purchase of securities on a forward commitment or delayed-delivery basis and collateral and initial or variation margin arrangements with respect to currency transactions, options, futures contracts, and options on futures contracts.

12. Invest more than 15% of the Fund’s net assets in securities that may be illiquid because of legal or contractual restrictions on resale or securities for which there are no readily available market quotations. For purposes of this limitation, repurchase agreements with maturities greater than seven days shall be considered illiquid securities.

13. Make additional investments if the Fund’s borrowings exceed 5% of its total assets.

14. Purchase securities of other investment companies except in connection with a merger, consolidation, acquisition, reorganization or offer of exchange, or as otherwise permitted under the 1940 Act.

Notwithstanding paragraphs numbered 1, 2, 8, 9, 10 and 11, the Fund has no present intention of engaging in transactions involving futures contracts and options on futures contracts or of entering into short sales and short sales “against the box,” and will not do so until approved by the Fund’s Board.

If a percentage restriction (other than the percentage limitation set forth in No. 2 above) is adhered to at the time of an investment, a later increase or decrease in the percentage of assets resulting from a change in the values of portfolio securities or in the amount of the Fund’s assets will not constitute a violation of such restriction.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

The Board of the Fund has adopted policies and procedures that prohibit the disclosure of non-public portfolio holdings information to third parties except in certain limited circumstances where the Fund or a service provider has a legitimate business purpose for disclosing that information and the recipients are obligated to maintain the confidentiality of that information and prohibit trading based on that non-public information. Only an officer of the Fund may authorize such disclosure in those limited circumstances, and that authorization must be approved by the Chief Compliance Officer of the Fund. The policies and procedures adopted by the Fund also prohibit the Fund and any service provider from entering into any arrangement to receive any compensation or consideration, directly or indirectly, in return for the disclosure of non-public information about the Fund’s portfolio holdings.

Subject to the foregoing, non-public portfolio holdings information is disclosed only to the following persons for the sole purpose of assisting the service provider in carrying out its designated responsibilities for the Fund:

-	Officers and Directors of the Fund;

-	The Adviser;

-	The Fund’s custodian and accounting agent;

-	Counsel to the Fund;

-	The Independent Registered Public Accounting Firm to the Fund;

-	Certain broker-dealers with respect to securities the Fund wants to sell through those broker-dealers; and

-	Certain service providers with respect to compliance testing services.

The Fund seeks to avoid potential conflicts between the interests of the Fund’s shareholders and those of the Fund’s service providers and to ensure that non-public portfolio holdings information is disclosed only when such disclosure is in the best interests of the Fund. The Fund seeks to accomplish this by permitting such disclosure solely for the purpose of assisting the service provider in carrying out its designated responsibilities for the Fund and by requiring any such disclosure to be authorized in the manner described above. In order to carry out various functions on behalf of the Fund, it may be necessary or desirable to disclose portfolio holdings information of the Fund to certain third parties prior to the public dissemination of such information.

As of the date of this Statement of Additional Information, no entity receives portfolio holdings information prior to public dissemination, other than service providers as described above and certain rating agencies. Potential recipients of such information in the future may include additional rating agencies, lenders or providers of a borrowing facility. The Fund, or its duly authorized service providers, may distribute nonpublic portfolio holdings information to third parties before its public disclosure, provided that:

1. A good faith determination is made that the Fund has a legitimate business purpose to provide the information and the disclosure is in the Fund’s best interests;

2. The recipient does not trade on such information or distribute the portfolio holdings or results of the analysis to third parties, other departments, or persons who are likely to use the information for purposes of purchasing or selling shares of the Fund prior to the portfolio holdings or results of the analysis becoming public information as discussed above; and

3. The recipient signs a written agreement (as provided below) (an “Agreement”). Persons and unwilling to execute an acceptable Agreement may only receive portfolio holdings information that has otherwise been publicly disclosed in accordance with the Fund’s policies.

The above determinations shall be documented in writing and approved by the Chief Compliance Officer of the Fund or his designee. The Chief Compliance Officer of the Fund or his designee shall maintain a list of third party recipients and shall distribute such list to appropriate business units and service providers.

The Fund’s portfolio holdings are made available to the Fund’s service providers on an “as-needed” basis, depending on the nature of the service provided and the duties with respect to the Fund. Therefore, the frequency with which this information is provided to service providers varies, based on the circumstances, and may be provided on a real time or other basis. At least annually, the Board receives a report prepared by the Chief Compliance Officer concerning the effectiveness and operation of the Fund’s policies and procedures, including those governing the disclosure of portfolio information. On a periodic basis, the Chief Compliance Officer of the Fund or his designee shall monitor marketing and sales practices and other communications with respect to the Fund to determine compliance with the Fund’s portfolio holdings disclosure policies and procedures. The Chief Compliance Officer requests such information from service providers, as he deems necessary, to determine compliance with these policies and procedures.

DIRECTORS AND OFFICERS

The names, ages, addresses, present position(s) with the Fund, term of office and length of time served, principal occupation(s) during the past five years and other directorships held outside the Fund complex of the Fund’s Directors and officers are set forth in the table below.

Name, Contact Address and Year of Birth	Position Held with the Fund	Term of Office and Length of Time Served(1)	Principal Occupations During the Last 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held Outside the Fund Complex
INTERESTED DIRECTOR
Mark A. Boyar(2) 32 West 39th Street, 9th Floor New York, NY 10018 Born in 1942	Chairman	Since Inception	President, Boyar Asset Management, Inc, (June 1983 – present); President, Mark Boyar & Co., Inc., (January 1979 – present); Partner, Boyar G.P. Holdings Ltd., (May 1990 – present).	1	Chairman, Boyar G.P. Holdings Ltd., May 1990 – present.
DISINTERESTED DIRECTORS
Jay R. Petschek c/o Corsair Capital Management, LLC 366 Madison Avenue, 12th Floor New York, NY 10017 Born in 1958	Director	Since Inception	Managing Member, Corsair Capital Management, LLC (June 2002 – present).	1	None
Henry A. Alpert 3333 New Hyde Park Road, Suite 201 New Hyde Park, NY 11042 Born in 1947	Director	Since Inception	President, Spartan Petroleum Corp. (1974 – present).	1	Director, Griffon Corp., February 1995 – present.
OFFICERS
Sam Singh 4221 North 203rd Street, Suite 100 Elkhorn, Nebraska 68022-3474 Born in 1976	President	Since 2016(3)	Vice President, Ultimus Fund Solutions, LLC (since 2015).	N/A	N/A
Jonathan Boyar 32 West 39th Street, 9th Floor New York, NY 10018 Born in 1980	Vice President	Since 2019(3)	Managing Director, Boyar Value Group (since 2008)	1	N/A
Dawn Borelli 4221 North 203rd Street, Suite 100 Elkhorn, Nebraska 68022-3474 Born in 1972	Treasurer	Since 2011(3)	Assistant Vice President, Fund Administration, Ultimus Fund Solutions, LLC (since 2010).	N/A	N/A
Sean Lawler 4221 North 203rd Street, Suite 100 Elkhorn, Nebraska 68022-3474 Born 1987	Secretary	Since 2020(3)	Manager, (since 2025); Senior Legal Administrator, Ultimus Fund Solutions, LLC (2020-2025).	N/A	N/A
Jared Lahman 4221 North 203rd Street Suite 100 Elkhorn, NE 68022 Born in 1986	Chief Compliance Officer	Since 2023(3)	Compliance Officer/ AVP, NLCS (since September 2023), Senior Compliance Analyst, Northern Lights Compliance, LLC (2019-2023)	N/A	N/A
Deryk Jones 4221 North 203rd Street Suite 100 Elkhorn, NE 68022 Born in 1988	Anti-Money Laundering Compliance Officer	Since 2023(3)	Senior Compliance Analyst, Northern Lights Compliance, LLC (since March 2018)	N/A	N/A

(1)	Each Director is elected to serve in accordance with the Articles of Incorporation and By-Laws of the Fund until his or her successor is duly elected and qualified.

(2)	Mr. Boyar is an “interested person” of the Fund as defined in the 1940 Act, because of his relationship with Boyar Asset Management, Inc.

(3)	Officers of the Fund are elected annually.

Board Structure. The Board is comprised of three Directors, two of whom (67%) are not “interested persons” (as that term is defined in the 1940 Act) of the Fund (the “Independent Directors”). The Board appointed Mr. Boyar (an interested Director) as its Chairman. The Board has established two standing committees: the Audit Committee and the Nominating Committee. Each such committee is chaired by, and composed entirely of, Independent Directors. See the discussion below for a further description of the composition, duties and responsibilities of these committees. The Board has not established the position of “Lead Independent Director.”

The Directors and the members of the Board’s committees annually evaluate the performance of the Board and the committees, which evaluation includes considering the effectiveness of the Board’s committee structure. The Board believes that their leadership structure, including an interested Director as the Chairman, is appropriate in light of the asset size of the Fund and the nature of the Fund’s business, and is consistent with industry practices for similar funds. In particular, the Board believes that having a super-majority of Independent Directors is appropriate and in the best interests of Fund shareholders. The Board, including the Independent Directors, believe the existing structure enables them to exercise effective oversight over the Fund and its operations and to access the expertise and views of the Adviser and the Distributor.

Risk Oversight. As part of their responsibilities for oversight of the Fund, the Board oversees risk management of the Fund’s investment program and business affairs. Day-to-day risk management functions are subsumed within the responsibilities of the Adviser, the Fund’s administrator, and other service providers (depending on the nature of the risk). The Fund is subject to a number of risks, including investment, compliance, valuation and operational risks. The Board interacts with and reviews reports from the Adviser, the independent registered public accounting firm for the Fund and the Fund’s administrator regarding risks faced by the Fund and the service providers’ risk functions.

The Board performs its oversight responsibilities as part of its Board and committee activities. The Board has delegated to the Audit Committee oversight responsibility of the integrity of the Fund’s financial statements, the Fund’s compliance with legal and regulatory requirements as they relate to the financial statements, the independent registered public accounting firm’s qualifications and independence, the Fund’s internal controls over financial reporting, the Fund’s disclosure controls and procedures and the Fund’s code of business conduct and ethics pursuant to the Sarbanes-Oxley Act of 2002. The Audit Committee reports areas of concern, if any, to the Board for discussion and action.

The Board, including the Independent Directors, has approved the Fund’s compliance program and appointed the Fund’s Chief Compliance Officer, who is responsible for testing the compliance procedures of the Fund and certain of its service providers. Senior management and the Chief Compliance Officer report at least quarterly to the Board regarding compliance matters relating to the Fund, and the Chief Compliance Officer annually assesses (and reports to the Board regarding) the operation of the Fund’s compliance program. The Independent Directors meet at least quarterly with the Chief Compliance Officer, which meeting is generally outside the presence of management. The Independent Directors have not engaged independent legal counsel in light of their current needs and the asset size of the Fund. In developing the Board’s leadership structure, the Board considered their role in overseeing risk management.

Qualifications of Directors and Nominees. The Board believes that each Director’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Directors lead to the conclusion that each Director should serve in such capacity. Among other attributes common to all Directors are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the Adviser, the Distributor, other service providers, counsel and the independent registered public accounting firm, and to exercise effective business judgment in the performance of their duties.

A Director’s ability to perform his or her duties effectively may have been attained through his or her educational background or professional training; business or consulting positions; experience from service as a Director of the Fund, or in various roles at public companies, private entities or other organizations; and/or other life experiences. In addition to these shared characteristics, set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each Director that further support the conclusion that each person is qualified to serve as a Director.

Mr. Boyar has served as Director on the Board since inception. His relevant experience includes being the Fund’s portfolio manager since inception and President of the Adviser and Mark Boyar & Company, Inc.

Mr. Petschek has served as Director on the Board since inception. His relevant experience includes serving as the managing member of an investment adviser, as a Vice President of two investment management firms and as a member of boards of private companies.

Mr. Alpert has served as Director on the Board since inception. His relevant experience includes serving as the president of an oil company and serving on the board of a public diversified manufacturing company.

Messrs. Alpert and Petschek are members of the Audit Committee. The Audit Committee is responsible for overseeing the Fund’s accounting and financial reporting policies, practices and internal controls and the Fund’s independent registered public accounting firm. The Committee held one regularly scheduled meeting during the fiscal year ended December 31, 2025.

Messrs. Alpert and Petschek are members of the Nominating Committee. The Nominating Committee is responsible for making recommendations to the Board as to the selection of appropriate persons to serve as Director in the event of a vacancy or an increase in the size of the Board. The Nominating Committee shall consider a number of criteria in evaluating candidates for Independent Director and in evaluating the re-nomination of current Independent Directors, including: (i) the candidate must be an Independent Director, (ii) the candidate should have a reputation for integrity, honesty and adherence to high ethical standards, (iii) the candidate should have a commitment to understand the Fund and the responsibilities of an Independent Director of an investment company and the candidate should have a commitment to regularly attend and participate in meetings of the Board and the committees of which the candidate would be a member, and (iv) the candidate should not have a conflict of interest that would impair the candidate’s ability to represent the interests of all the shareholders and to fulfill the responsibilities of an Independent Director. For each candidate, the Nominating Committee evaluates specific experience in light of the makeup of the then current Board. The Nominating Committee does not necessarily place the same emphasis on each criteria and each nominee may not have each of these qualities. The Nominating Committee does not discriminate on the basis of race, religion, national origin, sex, sexual orientation, disability or any other basis proscribed by law.

As long as an existing Independent Director continues, in the opinion of the Nominating Committee, to satisfy these criteria, the Fund anticipates that the Committee would favor the re-nomination of an existing Director rather than a new candidate. Consequently, while the Nominating Committee will consider candidates recommended by shareholders to serve as Director, the Nominating Committee may only act upon such recommendations if there is a vacancy on the Board or the Nominating Committee determines that the selection of a new or additional Independent Director is in the best interests of the Fund. In the event that a vacancy arises or a change in Board membership is determined to be advisable, the Nominating Committee will, in addition to any shareholder recommendations, consider candidates identified by other means, including candidates proposed by members of the Nominating Committee or other Independent Director. While it has not done so in the past, the Nominating Committee may retain a consultant to assist the Committee in a search for a qualified candidate.

Any shareholder recommendation must be submitted in compliance with all of the pertinent provisions of Rule 14a-8 under the Securities Exchange Act of 1934 (the “1934 Act”) to be considered by the Nominating Committee. In evaluating a nominee recommended by a shareholder, the Nominating Committee, in addition to the criteria discussed above, may consider the objectives of the shareholder in submitting that nomination and whether such objectives are consistent with the interests of all shareholders.

Shareholders may communicate with the members of the Board as a group or individually. Any such communication should be sent to the Board or an individual Director via the secretary of the Fund, c/o the Administrator. The secretary may determine not to forward any letter to the members of the Board that does not relate to the business of the Fund. The Nominating Committee did not meet during the fiscal year ended December 31, 2025.

DIRECTORS’ COMPENSATION

Name of Director	Total Compensation from Fund+
Mark A. Boyar	None
Henry A. Alpert	$5,000
Jay R. Petschek	$5,000

+	Amounts shown include all payments made to the Directors in the fiscal year ended December 31, 2025.

All of the Directors elected to receive their payment in Shares of the Fund. The Fund does not pay any retirement benefits to the Directors for their service. No employee of the Adviser or any of its affiliates will receive any compensation from the Fund for acting as an officer or director of the Fund. Each Director will receive an annual fee of $3,000, and $500 for each meeting of the Board attended by him for his services as Director and will be reimbursed for expenses incurred in connection with his attendance at Board meetings.

DIRECTORS’ OWNERSHIP IN BOYAR VALUE FUND, INC.

The following table indicates the dollar range of equity securities that each director beneficially owned in the Fund as of December 31, 2025. The Share value of the Fund is based on the NAV of the Shares on December 31, 2025.

Name of Director	Dollar Range of Equity Securities in the Fund
Henry A. Alpert	$50,001 - $100,000
Mark A. Boyar+	Over $100,000
Jay R. Petschek	Over $100,000

+	As of December 31, 2025, Mr. Boyar does not directly own any shares of the Fund. However, Mr. Boyar’s wife beneficially owns over $100,000 worth of shares in the Fund. In accordance with SEC rules, Mr. Boyar may be deemed to be the beneficial owner of a portion of such shares.

MATERIAL RELATIONSHIPS OF THE INDEPENDENT DIRECTORS

For purposes of the statements below:

-	the immediate family members of any person includes their spouse, children residing in the person’s household (including step and adoptive children) and any dependent of the person.

-	an entity in a control relationship means any person who controls, is controlled by or is under common control with the named person.

-	a related fund is a registered investment company or an entity exempt from the definition of an investment company pursuant to Sections 3(c)(1) or 3(c)(7) of the 1940 Act, for which Boyar Asset Management, Inc. (the “Adviser”), or any of its affiliates act as investment adviser or manager.

As of December 31, 2025, none of the Independent Directors, nor any of their immediate family members, beneficially owned any securities issued by the Adviser or the Distributor or any other entity in a control relationship to those entities. During the calendar years 2025, 2024, 2023, 2022, and 2021, none of the Independent Directors, nor any of their immediate family members, had any direct or indirect interest (the value of which exceeded $120,000), whether by contract, arrangement or otherwise, in the Adviser or the Distributor or any other entity in a control relationship to those entities. During the calendar years 2025, 2024, 2023, 2022, 2021, none of the Independent Directors, nor any of their immediate family members, had an interest in a transaction or a series of transactions in which the aggregate amount involved exceeded $120,000 and to which any of the following were a party (each a “fund related party”):

-	the Fund

-	an officer of the Fund

-	a related fund

-	an officer of any related fund

-	the Adviser

-	the Distributor

-	an officer of the Distributor

-	any affiliate of the Adviser or the Distributor

-	an officer of any such affiliate

During the calendar years 2025, 2024, 2023, 2022, and 2021, none of the Independent Directors, nor any of their immediate family members, had any relationship (the value of which exceeded $120,000) with any fund related party, including, but not limited to, relationships arising out of (i) the payments for property and services, (ii) the provision of legal services, (iii) the provision of investment banking services (other than as a member of the underwriting syndicate) or (iv) the provision of consulting services.

During the calendar years 2025, 2024, 2023, 2022, and 2021, none of the Independent Directors, nor any of their immediate family members, served as a member of a board of directors on which an officer of any of the following entities also serves as a director:

-	the Adviser

-	the Distributor

-	any other entity in a control relationship with the Adviser or the Distributor

None of the Fund’s directors or officers has any arrangement with any other person pursuant to which that director or officer serves on the Board. During the calendar years 2025, 2024, 2023, 2022, 2021, none of the Independent Directors, nor any of their immediate family members, had any position, including as an officer, employee, director or partner, with any of the following:

-	the Fund

-	any related fund

-	the Adviser

-	the Distributor

-	any affiliated person of the Fund

-	any other entity in a control relationship to the Fund

The Fund is responsible for the payment of all expenses incurred in connection with the organization, registration of Shares and operations of the Fund, including fees and expenses in connection with membership in investment company organizations, brokerage fees and commissions, legal, auditing and accounting expenses, expenses of registering Shares under federal and state securities laws, insurance expenses, taxes or governmental fees, fees and expenses of the custodian, transfer agent and accounting and pricing agent of the Fund, fees and expenses of members of the Board who are not interested persons of the Fund, the cost of preparing and distributing prospectuses, statements, reports and other documents to shareholders, expenses of shareholders’ meetings and proxy solicitations, and such extraordinary or non-recurring expenses as may arise, such as litigation to which the Fund may be a party. The Fund may have an obligation to indemnify the Fund’s officers and Directors with respect to such litigation, except in instances of willful misfeasance, bad faith, gross negligence or reckless disregard by such officers and Directors in the performance of their duties.

THE INVESTMENT ADVISER

Boyar Asset Management, Inc. (the “Adviser”) serves as investment adviser to the Fund pursuant to an Investment Advisory Agreement. The services provided by, and the fees payable by the Fund to, the Adviser under the Investment Advisory Agreement are described in the Prospectus. These fees are calculated at an annual rate based on a percentage of the Fund’s average daily net assets. See “Management of the Fund” in the Prospectus.

Fiscal Year Ended	Advisory Fees Retained by the Adviser	Advisory Fees Waived by the Adviser	Advisory Fees Recouped by the Adviser
December 31, 2023	$134,565	$0	$0
December 31, 2024	$145,459	$0	$0
December 31, 2025	$106,439	$0	$0

By its terms, the Fund’s Investment Advisory Agreement will remain in force from year to year, subject to annual approval by (a) the Board or (b) a vote of the majority of the Fund’s outstanding voting securities; provided that in either event continuance is also approved by a majority of the Directors who are not interested persons of the Fund, by a vote cast in person at a meeting called for the purpose of voting on such approval. The Fund’s Advisory Agreement may be terminated at any time, on sixty days’ written notice, without the payment of any penalty, by the Board, by a vote of the majority of the Fund’s outstanding voting securities, or by the Adviser. The Advisory Agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder. The Advisory Agreement was last approved by the Board, including a majority of the Directors who are not interested persons of the Fund, at a meeting held on May 20, 2025.

The name “Boyar” is a property right of the Adviser. The Adviser may use the name “Boyar” in other connections and for other purposes, including in the name of other investment companies. The Fund has agreed to discontinue any use of the name “Boyar” if the Adviser ceases to be employed as the Fund’s investment adviser.

The Adviser is an affiliate of Mark Boyar & Co. The Adviser’s principal business address is 32 West 39th Street, New York, New York 10018. Mark A. Boyar, Chairman and Chief Executive Officer of the Fund, is a controlling person of the Adviser and Mark Boyar & Co.

ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGERS

OTHER ACCOUNTS THE PORTFOLIO MANAGERS ARE MANAGING. The table below indicates for the portfolio managers of the Fund information about the accounts over which the portfolio managers have day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of December 31, 2025. For purposes of the table, “Other Pooled Investment Vehicles” may include investment partnerships and group trusts, and “Other Accounts” may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts.

Name	Other Accounts Managed by the Portfolio Manager
Mark A. Boyar

Other Registered Investment Companies: None

Other Pooled Investment Vehicles: 2 entities with total assets of approximately $20.8 million

Other Accounts: approximately 82 accounts with total assets of approximately $154 million

Jonathan I. Boyar

Other Registered Investment Companies: None

Other Pooled Investment Vehicles: 1 entity with total assets of approximately $5.4 million

Other Accounts: approximately 82 accounts with total assets of approximately $154 million

Affiliates of the Adviser serve as general partner to other pooled investment vehicles, Boyar Partners L.P., and Boyar’s Orphaned Equity Fund, L.P., and receives a performance-based fee, as disclosed in the Adviser’s Form ADV.

CONFLICTS OF INTERESTS OF THE PORTFOLIO MANAGERS. When a portfolio manager is responsible for the management of more than one account, the potential arises for a portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. Generally, the risks of such conflicts of interests are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. For the reasons outlined below, the Fund does not believe that any material conflicts are likely to arise out of a portfolio manager’s responsibility for the management of the Fund as well as one or more other accounts. The Fund and the Adviser have adopted procedures that are intended to monitor compliance with the policies referred to in the following paragraphs, including trade allocation policies that are intended to result in the equitable treatment of all clients of the Adviser over time.

-	A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation on the initial public offering. The Adviser has policies that require a portfolio manager to allocate such investment opportunities in an equitable manner and generally to allocate such investments proportionately among all accounts with similar investment objectives. However, not all clients of the Adviser will at all times participate in all such investment opportunities due to a number of reasons, including, without limitation, available cash for investment, diversification, size limits, minimum size requirements and different investment guidelines.

-	The portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security for more than one account, the policies of the Adviser generally requires that such trades be “bunched,” which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, a portfolio manager will place the order in a manner intended to result in as favorable a price as possible for such client. Trades for clients of the Adviser that direct brokerage are not bunched and may receive different execution prices than other clients of the Adviser.

-	A portfolio manager may favor an account if a portfolio manager’s compensation is tied to the performance of that account rather than all accounts managed by a portfolio manager. If, for example, a portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, a portfolio manager will have a financial incentive to seek to have the accounts that determine a portfolio manager’s bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if the Adviser receives a performance-based advisory fee, a portfolio manager may favor that account, whether or not the performance of that account directly determines a portfolio manager’s compensation. The Adviser’s trade allocation policies are intended to address this conflict of interest.

-	A portfolio manager may favor an account if a portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if a portfolio manager held an interest in an investment partnership that was one of the accounts managed by a portfolio manager, a portfolio manager would have an economic incentive to favor the account in which a portfolio manager held an interest. The Adviser imposes certain trading restrictions and reporting requirements for accounts in which a portfolio manager or certain family members have a personal interest in order to confirm that such accounts are not favored over other accounts. If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest may arise. For example, if a portfolio manager purchases a security for one account and sells the same security short for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, the Adviser seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that a portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.

COMPENSATION OF THE PORTFOLIO MANAGERS. As the president, chief executive officer and principal owner of the Adviser, Mr. Mark Boyar, a portfolio manager of the Fund, does not receive a salary or bonus from the Adviser. Rather, Mr. Mark Boyar is entitled to the net profits of the Adviser after paying all the Adviser’s expenses, including, without limitation, compensation to its employees. As such, Mr. Mark Boyar’s compensation from the Adviser is based upon the profitability of the Adviser. Mr. Mark Boyar participates in the Adviser’s benefit plans on terms that are generally offered to all the Adviser’s employees. Mr. Jonathan Boyar’s salary and bonus are paid in cash. His base salary is normally reevaluated on an annual basis. Any bonus is completely discretionary and may be in excess of Mr. Jonathan Boyar’s base salary. The profitability of the Adviser and the investment performance of the accounts that Mr. Jonathan Boyar is responsible for managing are factors in determining his overall compensation. The level of his bonus compensation may be influenced by the relative performance of the accounts managed by him and the financial performance of the Adviser. However, as noted, all bonus compensation is discretionary, and the Adviser does not employ formulas with respect to either of these factors to compute Mr. Jonathan Boyar’s bonus. There are no differences in Mr. Jonathan Boyar’s compensation structure for managing mutual funds or other accounts.

SHARE OWNERSHIP BY PORTFOLIO MANAGER. As of December 31, 2025, Mr. Mark Boyar does not directly own any shares of the Fund. However, Mr. Mark Boyar’s wife beneficially owns shares of the Fund worth over $100,000. In accordance with SEC rules, Mr. Mark Boyar may be deemed to be the beneficial owner of a portion of such shares. Mr. Jonathan Boyar, his wife and his children own shares worth over $100,000.

EXPENSE LIMITATION AGREEMENT

Pursuant to an Expense Limitation Agreement (the “Agreement”), the Adviser and the Distributor have agreed, to waive all or a portion of the advisory and distribution fees and the Adviser has agreed to reimburse certain expenses incurred by the Fund (excluding interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, Underlying or Acquired Fund Fees and Expenses, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business (i.e., litigation)) to the extent necessary to limit each share class’s total annual operating expenses (subject to the same exclusions) to 1.75% of the applicable share class’s average daily net assets. During the term of the Agreement, to the extent that such operating expenses incurred by the applicable share class of the Fund in any fiscal year after waiver of advisory fees of the Adviser and fees payable to the Distributor exceed 1.75% per annum of the applicable class’s average daily net assets, such excess amount shall be the liability of the Adviser.

If the Adviser or the Distributor waives any fee or reimburses any expense pursuant to the Agreement, and such operating expenses of the share class are subsequently less than 1.75% of average daily net assets, the Adviser and the Distributor shall be entitled to reimbursement by the applicable share class of the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause such operating expenses to exceed either 1.75% of its average daily net assets or the expense limitation in place at the time of recoupment. If such operating expenses subsequently exceed 1.75% per annum of the share class’s average daily net assets, the reimbursements shall be suspended. The Adviser and the Distributor may each seek reimbursement only for expenses waived or paid by it during the two fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed hereunder to the extent they were waived or paid after the date of the Agreement (or any similar agreement).

The Adviser and the Distributor have agreed to maintain this Agreement through at least May 1, 2026. In addition, the Fund can terminate the Agreement and the Agreement shall terminate automatically with respect to the Fund and to the Adviser or the Distributor (as applicable) upon the termination of the Advisory Agreement or the principal underwriting agreement, respectively.

THE DISTRIBUTOR

Northern Lights Distributors, LLC, located at 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022-3474 (the “Distributor”), is the principal underwriter of the Fund pursuant to an underwriting agreement with the Fund (the “Underwriting Agreement”). The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and each state’s securities laws and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of the Fund are offered to the public on a continuous basis. The Underwriting Agreement provides that the Distributor, as agent in connection with the distribution of Fund shares, will use reasonable efforts to facilitate the sale of the Fund’s shares.

The Distributor is compensated for its services by the Fund to the extent amounts are available under the Fund’s Rule 12b-1 plan. The Adviser will compensate the Distributor for its services as the principal underwriter to the extent the Distributor’s fees are unable to be paid by the Fund under the Fund’s Rule 12b-1 plan. The Distributor compensates dealers based on the average balance of all accounts in the Fund for which the dealer is designated as the party responsible for the account. See “Distribution and Shareholder Servicing Plan” below.

DISTRIBUTION AND SHAREHOLDER SERVICING PLAN

The Fund has entered into a 12b-1 Plan, pursuant to Rule 12b-1 under the 1940 Act, pursuant to which the Fund will pay the Distributor a fee calculated at an annual rate of 0.25% of the average daily net assets of the Class A shares of the Fund. Services performed by the Distributor include (i) ongoing servicing and/or maintenance of the accounts of shareholders of the Fund, as set forth in the 12b-1 Plan (“Shareholder Services”), and (ii) sub-transfer agency services, sub-accounting services or administrative services related to the sale of Class A shares, as set forth in the 12b-1 Plan (“Administrative Services” and collectively with Shareholder Services, “Services”) including, without limitation, (a) payments reflecting an allocation of overhead and other office expenses of the Distributor related to providing Services; (b) payments made to, and reimbursement of expenses of, persons who provide support services in connection with the distribution of Class A shares including, but not limited to, office space and equipment, telephone facilities, answering routine inquiries regarding the Fund, and providing any other Shareholder Services; (c) payments made to compensate selected dealers or other authorized persons for providing any Services; (d) costs of printing and distributing prospectuses, statements of additional information and reports of the Fund to prospective Class A shareholders of the Fund; and (e) costs involved in obtaining whatever information, analyses and reports with respect to service activities that the Fund may, from time to time, deem advisable.

Under the 12b-1 Plan, the Distributor is compensated regardless of whether it incurs any distribution expenses on behalf of the Fund. For the fiscal year ended December 31, 2025, the Distributor received fees of $53,220 under the 12b-1 Plan and did not waive any fees. From the fees received during the fiscal year ended December 31, 2025, the Distributor spent $13,926 for commissions to broker-dealers with the remaining amount being retained by the Distributor.

Pursuant to the 12b-1 Plan, the Distributor provides the Board, at least quarterly, with reports of amounts expended under the 12b-1 Plan and the purpose for which the expenditures were made. The 12b-1 Plan will continue in effect for so long as its continuance is specifically approved at least annually by the Board, including a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the 12b-1 Plan (“Independent Directors”). Any material amendment of the 12b-1 Plan would require the approval of the Board in the manner described above. The 12b-1 Plan may not be amended to increase materially the amount to be spent thereunder without shareholder approval. The 12b-1 Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund. No 12b-1 Plan has been entered into with respect to the Class I shares of the Fund.

SECURITIES TRANSACTIONS

The Adviser is responsible for establishing, reviewing and, where necessary, modifying the Fund’s investment program to achieve its investment objective. Purchases and sales of newly issued portfolio securities are usually principal transactions without brokerage commissions effected directly with the issuer or with an underwriter acting as principal. Other purchases and sales may be effected on a securities exchange or over-the-counter, depending on where it appears that the best price or execution will be obtained. The purchase price paid by the Fund to underwriters of newly issued securities usually includes a concession paid by the issuer to the underwriter, and purchases of securities from dealers, acting as either principals or agents in the aftermarket, are normally executed at a price between the bid and asked price, which includes a dealer’s mark-up or mark-down. Transactions on U.S. stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. On most foreign exchanges, commissions are generally fixed.

There is generally no stated commission in the case of securities traded in domestic or foreign over-the-counter markets, but the price of securities traded in over-the-counter markets includes an undisclosed commission or mark-up. U.S. government securities are generally purchased from underwriters or dealers, although certain newly issued U.S. government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality.

The Adviser will select specific portfolio investments and effect transactions for the Fund and in doing so seeks to obtain the overall best execution of portfolio transactions. In evaluating prices and executions, the Adviser will consider the factors it deems relevant, which may include the breadth of the market in the security, the price of the security, the financial condition and execution capability of a broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. All orders for transactions in securities and options on behalf of the Fund are placed with broker-dealers selected by the Adviser.

The Adviser may, in its discretion, effect transactions in portfolio securities with dealers (other than the Adviser and its affiliates) who provide brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act) to the Fund and/or other accounts over which the Adviser exercises investment discretion. The Adviser may place portfolio transactions with a broker or dealer with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting the transaction if the Adviser determines in good faith that such amount of commission was reasonable in relation to the value of such brokerage and research services provided by such broker or dealer viewed in terms of either that particular transaction or of the overall responsibilities of the Adviser. Research and other services received may be useful to the Adviser in serving both the Fund and its other clients and, conversely, research or other services obtained by the placement of business of other clients may be useful to the Adviser in carrying out its obligations to the Fund.

Research may include furnishing advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling specific securities and the availability of securities or purchasers or sellers of securities; furnishing seminars, information, analyses and reports concerning issuers, industries, securities, trading markets and methods, legislative developments, changes in accounting practices, economic factors and trends and portfolio strategy; access to research analysts, corporate management personnel, industry experts and economists; comparative performance evaluation and technical measurement services and quotation services; and products and other services (such as third party publications, reports and analyses, and computer and electronic access, equipment, software, information and accessories that deliver, process or otherwise utilize information, including the research described above) that assist the Adviser in carrying out its responsibilities. Research received from brokers or dealers is supplemental to the Adviser’s own research program. The fees to the Adviser under its advisory agreement with the Fund are not reduced by reason of its receiving any brokerage and research services. Since the Adviser is obligated to provide management, which includes elements of research and related skills, such research and related skills will not be used by the Adviser (or its affiliates) for negotiating commissions at a rate higher than that determined in accordance with the above criteria.

Investment decisions for the Fund concerning specific portfolio securities are made independently from those for other clients advised by the Adviser. Such other investment clients may invest in the same securities as the Fund. When purchases or sales of the same security are made at substantially the same time on behalf of such other clients, transactions are averaged as to price and available investments allocated as to amount, in a manner which the Adviser believes to be equitable to each client, including the Fund. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold for the Fund. To the extent permitted by law, securities to be sold or purchased for the Fund may be aggregated with those to be sold or purchased for such other investment clients in order to obtain best execution.

During the fiscal periods ended December 31, 2025, 2024, and 2023, the Fund paid brokerage commissions of $322, $1,952, and $615, respectively.

Any portfolio transaction for the Fund on a securities exchange may be executed through the Distributor and other affiliates of the Distributor (“affiliated brokers”) if, in the Adviser’s judgment is likely to result in price and execution at least as favorable as those of other qualified brokers, and if, in the transaction, the affiliated broker charges the Fund a commission rate consistent with those charged by the affiliated broker to comparable unaffiliated customers in similar transactions. All transactions with affiliated brokers will comply with Rule 17e-1 under the 1940 Act.

In no instance will portfolio securities be purchased from or sold to the Adviser or the Distributor or any affiliated person of such companies. In addition, the Fund will not give preference to any institutions with whom the Fund enters into distribution or shareholder servicing agreements concerning the provision of distribution services or support services. The Fund has adopted procedures that are designed to prevent the Fund from directing its portfolio securities transactions to a broker or dealer that promotes or sells shares issued by the Fund.

Transactions for the Fund may be effected on foreign securities exchanges. In transactions for securities not actively traded on a foreign securities exchange, the Fund will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Such portfolio securities are generally traded on a net basis and do not normally involve brokerage commissions. Securities firms may receive brokerage commissions on certain portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon exercise of options.

The Fund may participate, if and when practicable, in bidding for the purchase of securities for the Fund’s portfolio directly from an issuer in order to take advantage of the lower purchase price available to members of such a group. The Fund will engage in this practice, however, only when the Adviser, in its sole discretion, believes such practice to be otherwise in the Fund’s interest.

CODE OF ETHICS

The Fund, the Adviser, and the Distributor have each adopted a Code of Ethics under Rule 17j-1 of the 1940 Act that permits Fund personnel to invest in securities for their own accounts, including securities that may be purchased or held by the Fund, subject to certain restrictions and pre-approval requirements.

PROXY VOTING POLICY

The Fund’s proxy voting policy is attached as Appendix A to this SAI. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (toll-free) 1-800-266-5566; and (2) on the SEC’s website at http://www.sec.gov.

PORTFOLIO TURNOVER

The Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund. The Adviser anticipates that the portfolio turnover rate for the Fund normally will not exceed 50%. A 100% turnover rate would occur if all of the Fund’s portfolio securities were replaced once within a one-year period.

Generally, the Fund intends to invest for long-term purposes. However, the rate of portfolio turnover will depend upon market and other conditions, and it will not be a limiting factor when the Adviser believes that portfolio changes are appropriate. For the fiscal years ended December 31, 2025 and 2024, the Fund’s portfolio turnover rate was 1% and 4%, respectively.

CALCULATION OF SHARE PRICE

The Fund’s net asset value (“NAV”) and public offering price (NAV plus applicable sales load) of each class of Shares of the Fund is determined as of the close of the regular session of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern Time) on each business day, except on days when the NYSE is closed. Currently, there are two classes of Shares of the Fund, Class A shares and Class I shares. Class I shares are not currently available for purchase. The NYSE is currently scheduled to be closed on New Year’s Day, Dr. Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas.

The Fund’s portfolio securities are valued as follows: (1) securities are valued each day at the last quoted sales price on each security’s primary exchange. Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, the mean of the current bid and ask prices on such exchange and money market securities maturing in 60 days or less will be valued at amortized cost; (2) securities that are not traded or dealt in any securities exchange (whether domestic or foreign) and for which over-the-counter market quotations are readily available generally shall be valued at last sale price or, in the absence of a sale, at the mean of the current bid and ask prices on such over-the-counter market; (3) debt securities not traded on an exchange may be valued at prices supplied by a pricing agent(s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity; and (4) securities (and other assets) for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board. The NAV per Share of the Fund will fluctuate with the value of the securities it holds.

Trading in securities in certain foreign countries is completed at various times prior to the close of business on each business day in New York (i.e., a day on which the NYSE is open for trading). In addition, securities trading in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in various foreign markets on days that are not business days in New York and days on which the Fund’s NAV is not calculated.

As a result, calculation of the Fund’s NAV may not take place contemporaneously with the determination of the prices of certain portfolio securities used in such calculation. Securities traded on a foreign exchange which has not closed by the close of business on each business day of the NYSE or for which the official closing prices are not available at the time the NAV is determined may use alternative market prices provided by a pricing service. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of regular trading on the NYSE will not be reflected in the Fund’s calculation of NAV unless the Board or its delegates deems that the particular event would materially affect NAV, in which case an adjustment may be made. All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the prevailing rate as quoted by a pricing service. If such quotations are not available, the rate of exchange will be determined in good faith pursuant to consistently applied procedures established by the Board.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Information on how to purchase and redeem Fund Shares and how such Shares are priced is included in the Prospectus. The Prospectus describes generally how to purchase Shares of the Fund. Additional information with respect to certain types of purchases of Shares of the Fund is set forth below.

RIGHT OF ACCUMULATION

You have the right to combine the cost or current NAV (whichever is higher) of your existing Class A Shares of the Fund with the amount of your current Class A purchases in order to take advantage of the reduced sales loads set forth in the tables in the Prospectus. You or your dealer must notify the Transfer Agent that an investment qualifies for a reduced sales load. The reduced sales load will be granted upon confirmation of your holdings by the Transfer Agent.

LETTER OF INTENT

If you submit a Letter of Intent to the Transfer Agent you may be entitled to purchase Class A shares at a reduced sales load. The Letter must state an intention to invest in the Fund within a thirteen-month period a specified amount which, if made at one time, would qualify for a reduced sales load. A Letter of Intent may be submitted with a purchase at the beginning of the thirteen-month period or within ninety days of the first purchase under the Letter of Intent. Upon acceptance of this Letter, the purchaser becomes eligible for the reduced sales load applicable to the level of investment covered by such Letter of Intent as if the entire amount were invested in a single transaction.

The Letter of Intent is not a binding obligation on the purchaser to purchase, or the Fund to sell, the full amount indicated. During the term of a Letter of Intent, Shares representing 5% of the intended purchase will be held in escrow. The amount held in escrow will be invested in Class A shares.

These Shares will be released upon the completion of the intended investment. If the Letter of Intent is not completed during the thirteen-month period, the applicable sales load will be adjusted by the redemption of sufficient Shares held in escrow, depending upon the amount actually purchased during the period. The minimum initial investment under a Letter of Intent is $10,000.

A ninety-day backdating period can be used to include earlier purchases at the purchaser’s cost (without a retroactive downward adjustment of the sales load). The thirteen-month period would then begin on the date of the first purchase during the 90-day period. No retroactive adjustment will be made if purchases exceed the amount indicated in the Letter of Intent. You or your dealer must notify the Transfer Agent that an investment is being made pursuant to an executed Letter of Intent.

OTHER INFORMATION

The Fund does not impose a sales load nor does it impose a reduced sales load in connection with purchases of Shares of the Fund made under the reinvestment privilege or the purchases described in the “Reduced Sales Load” or “Purchases at Net Asset Value” sections in the Prospectus because such purchases require minimal sales effort by the Distributor. Purchases described in the “Purchases at Net Asset Value” section may be made for investment only, and the Shares may not be resold except through redemption by or on behalf of the Fund. Employees, officers, directors and clients of the Adviser, Distributor or the Fund or any affiliated company, including members of the immediate family of such individuals and employee benefit plans established by such entities, may purchase Shares of the Fund at Net Asset Value (and, therefore, without any sales charges being imposed), if they properly notify the Transfer Agent as per the Prospectus.

Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed, other than customary weekend and holiday closings, or during which trading on the NYSE is restricted, or during which (as determined by the SEC) an emergency exists as a result of which disposal or fair valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit.

If the Board determines that conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, the Fund may make payment wholly or partly in securities or other investment instruments which may not constitute securities as such term is defined in the applicable securities laws.

If a redemption is paid wholly or partly in securities or other property, a shareholder would incur transaction costs in disposing of the redemption proceeds.

The Fund may assess a short-term redemption fee of 2.00% of the total redemption amount if you sell your Shares, including exchanging your Shares for shares of another fund, after holding them for less than 60 days.

Notice to Texas Shareholders

Under section 72.1021(a) of the Texas Property Code, initial investors in a Fund who are Texas residents may designate a representative to receive notices of abandoned property in connection with Fund shares. An account may be turned over as unclaimed property to the investor’s last known state of tax residence if the account is deemed “inactive” or “lost” during the time frame specified within the applicable state’s unclaimed property laws. Investors who are residents of the state of Texas may designate a representative to receive legislatively required unclaimed property due diligence notifications. A Texas Designation of Representative Form is available for making such an election. Texas shareholders who wish to appoint a representative should notify the Fund’s Transfer Agent by writing to the address below to obtain a form for providing written notice to the Fund: via regular/express mail at c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, OH 45246, via overnight mail at c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246.

TAXES

The following is a summary of the material federal income tax considerations regarding the purchase, ownership and disposition of Shares in the Fund for shareholders who are U.S. persons and who are subject to U.S. federal income tax and hold their shares as capital assets. Except as otherwise provided, this description does not address the special tax rules that may be applicable to particular types of investors, such as financial institutions, insurance companies, securities dealers, or tax-exempt or tax deferred plans, accounts or entities. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in the Fund. The summary is based on the laws in effect on the date of this Statement of Additional Information, which are subject to change.

The Fund has elected to be treated, has qualified and intends to continue to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). To so qualify, the Fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities, loans and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from an interest in a qualified publicly traded partnership (as defined in Section 851(h) of the Code); and (b) diversify its holdings so that at the end of each quarter of the Fund’s taxable year (i) at least 50% of the market value of the Fund’s assets is represented by cash, securities of other regulated investment companies, United States government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than United States government securities or securities of other regulated investment companies) of any one issuer or any two or more issuers that the Fund controls and are determined to be engaged in the same or similar trades or businesses or related trades or businesses or the securities of one or more qualified publicly traded partnerships.

The Fund expects that all of its foreign currency gains will be directly related to its principal business of investing in stocks and securities.

If the Fund qualifies as a regulated investment company, the Fund will not be subject to federal income tax on its net realized income that is distributed to its shareholders each year, provided that it distributes to such shareholders an amount equal to at least 90% of the sum of its “investment company taxable income” (generally its income from dividends, taxable interest and its net short-term capital gain in excess of net long-term capital loss and certain net foreign exchange gains) and its net tax-exempt income for the taxable year. However, if the Fund meets such distribution requirements, but chooses to retain some portion of its investment company taxable income or “net capital gain” (the excess of net long-term capital gain over net short-term capital loss), it generally will be subject to U.S. federal income tax at regular corporate rates on any taxable income or gains that it does not distribute.

Any dividend declared by the Fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Fund not later than such December 31, provided that such dividend is actually paid by the Fund during January of the following calendar year. In addition, certain other distributions made after the close of a taxable year of the Fund may be “spilled back” and treated as paid by the Fund (except for purposes of the 4% excise tax described below) during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made.

The Fund intends to distribute annually to its shareholders all or substantially all of its investment company taxable income and net tax-exempt income (if any). The Board of the Fund will determine annually whether to distribute any net capital gain (after taking into account any capital loss carryovers). The Fund currently expects to distribute any such net capital gain annually to its shareholders. However, if the Fund retains for investment an amount equal to all or a portion of, it will be subject to a corporate tax on the amount retained. In that event, the Fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the tax paid by the Fund on the undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for federal income tax purposes, in their shares by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s income and the tax deemed paid by such shareholders. Organizations or persons not subject to federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the Internal Revenue Service (the “IRS”).

For U.S. federal income tax purposes, the Fund is permitted to carryforward its net capital losses (1) attributable to any taxable year of the Fund commencing prior to December 23, 2010, for up to eight years following the year of the loss and (2) attributable to any taxable year of the Fund commencing on or after December 23, 2010, indefinitely to offset future capital gains of the Fund in such years (if any). Pursuant to an ordering rule, however, net capital losses incurred in taxable years of a Fund beginning before December 23, 2010 may not be used to offset the Fund’s future capital gains until all net capital losses incurred in taxable years of the Fund beginning after December 22, 2010 have been utilized. As a result of the application of this rule, certain net capital losses incurred in taxable years of the Fund beginning before December 23, 2010 may expire unutilized. If the Fund so elects, all or a portion of certain losses realized by the Fund in the portion of its taxable year after October 31 will be treated as arising on the first day of its following taxable year.

The Code requires each regulated investment company to pay a nondeductible 4% excise tax to the extent the company does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98.2% of its capital gains in excess of capital losses, determined, in general, for a one-year period ending on October 31 of such year, plus certain undistributed amounts from previous years. The Fund anticipates that it will make sufficient timely distributions to avoid imposition of the excise tax.

With regard to the Fund’s investments in foreign securities, exchange control regulations may restrict repatriations of investment income and capital or the proceeds of securities sales by foreign investors such as the Fund and may limit the Fund’s ability to pay sufficient dividends and to make sufficient distributions to satisfy the income and excise tax distribution requirements.

If, in any taxable year, the Fund were to fail to qualify as a regulated investment company under the Code, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Fund in computing its taxable income. In addition, in such event, the Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, would constitute dividends to shareholders and would be subject to a further tax at the shareholder level. If the Fund were to fail to qualify as a regulated investment company in any year, it would be required pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. In addition, if the Fund failed to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize any net built-in gains (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

The Fund’s short sales against the box, if any, and transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer Fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out) and (b) may cause the Funds to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

PASSIVE FOREIGN INVESTMENT COMPANIES (“PFIC”)

If the Fund acquires any equity interest (under proposed Treasury regulations, generally including not only stock but also an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains) or that hold at least 50% of their assets in investments producing such passive income (“passive foreign investment companies”), the Fund could be subject to U.S. federal income tax and additional interest charges on “excess distributions” received from such companies or on gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Elections may generally be available that would ameliorate these adverse tax consequences, but such elections could require the Fund to recognize taxable income or gain (subject to tax distribution requirements) without the concurrent receipt of cash. These investments could also result in the treatment of capital gains from the sale of stock of passive foreign investment companies as ordinary income. The Fund may limit and/or manage its holding in passive foreign investment companies to limit its tax liability or maximize its return from these investments.

DIVIDENDS AND DISTRIBUTIONS

For U.S. federal income tax purposes, all dividends generally are taxable whether a shareholder takes them in cash or reinvests them in additional shares of the Fund. In general, assuming that the Fund has sufficient earnings and profits, dividends from investment company taxable income are taxable either as ordinary income or, if so designated by the Fund and certain other conditions are met, as “qualified dividend income” taxable to individual shareholders at a reduced maximum U.S. federal income tax rate.

Dividend income distributed to individual shareholders will qualify for the applicable U.S. federal income tax rate on dividends to the extent that such dividends are attributable to “qualified dividend income” as that term is defined in Section 1(h)(11)(B) of the Code from the Fund’s investments in common and preferred stock of U.S. companies and stock of certain qualified foreign corporations and are reported by the Fund as attributable to such qualified dividend income, provided that certain holding period and other requirements are met by both the Fund and the shareholders.

A dividend that is attributable to qualified dividend income of the Fund that is paid by the Fund to an individual shareholder will not be eligible to be treated as qualified dividend income if (1) the dividend is received with respect to any Share of the Fund held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such Share became ex-dividend with respect to such dividend, (2) to the extent that the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) the shareholder elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest. The “ex-dividend” date is the date on which the owner of the Share at the commencement of such date is entitled to receive the next issued dividend payment for such Share even if the Share is sold by the owner on that date or thereafter.

Dividends received by the Fund from U.S. corporations in respect of any share of stock with a tax holding period of at least 46 days (91 days in the case of certain preferred stock) extending before and after each dividend held in an unleveraged position and distributed and reported by the Fund (except for capital gain dividends received from a regulated investment company) may be eligible for the 70% dividends-received deduction generally available to corporations under the Code. In order to qualify for the deduction, corporate shareholders must meet the minimum holding period requirement stated above with respect to their Fund shares, taking into account any holding period reductions from certain hedging or other transactions or positions that diminish their risk of loss with respect to their Fund shares, and, if they borrow to acquire or otherwise incur debt attributable to Fund shares, they may be denied a portion of the dividends-received deduction.

Distributions from net long-term capital gains, if any, that the Fund reports as capital gains dividends are taxable as long-term capital gains, regardless of how long a shareholder has held Shares of the Fund. Capital gain dividends distributed by the Fund to individual shareholders generally will qualify for the reduced maximum U.S. federal income tax rate on long-term capital gains. A shareholder should also be aware that the benefits of the favorable tax rate applicable to long-term capital gains and qualified dividend income may be impacted by the application of the alternative minimum tax to individual shareholders. Also, a 3.8% Medicare contribution tax generally is imposed on the net investment income of U.S. individuals, estates and trusts whose income exceeds certain threshold amounts. For this purpose, net investment income generally includes taxable dividends (including capital gain dividends) and capital gains recognized from the sale, redemption or exchange of Fund shares.

For U.S. individuals, this threshold generally will be exceeded if an individual filer has modified adjusted gross income in excess of $200,000, if a married joint filer has modified adjusted gross income in excess of $250,000, or if a married separate filer has modified adjusted gross income in excess of $125,000. This 3.8% Medicare tax is in addition to the income taxes that are otherwise imposed on ordinary income, qualified dividend income and capital gains as discussed above.

Distributions in excess of the Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital, to the extent of (and in reduction of) a shareholder’s basis in his Shares of the Fund. To the extent that such distributions exceed the tax basis of the shareholder, the excess amounts will be treated as gain from the sale of the shares.

Shareholders receiving dividends or distributions in the form of additional Shares will be treated for federal income tax purposes as receiving a distribution in the amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive and will have a cost basis in the Shares received equal to such amount.

Investors considering buying Shares just prior to a dividend or capital gain distribution should be aware that, although the price of Shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them.

Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders and plan participants should consult their tax advisers for more information.

If the Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the Fund’s gross income not as of the date received, but as of the later of (a) the date such stock became ex-dividend with respect to such dividends or (b) the date the Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

SALES OF SHARES

Redemptions generally are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in Fund Shares is properly treated as a sale for tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. In general, upon the sale of Shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and the shareholder’s basis in the Shares. Such gain or loss will be treated as capital gain or loss, if the Shares are capital assets in the shareholder’s hands and will be long-term capital gain or loss if the Shares are held for more than one year and short-term capital gain or loss if the Shares are held for one year or less. Any loss realized on a sale will be disallowed to the extent the Shares disposed of are replaced, including replacement through the reinvestment of dividends and capital gains distributions in the Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the Shares. In such a case, the basis of the Shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Fund Share held by the shareholder for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such Share.

In addition to reporting gross proceeds from redemptions, exchanges or other sales of mutual fund shares, federal law requires mutual funds, such as the Fund, to report to the Internal Revenue Service and shareholders the “cost basis” of shares acquired by shareholders on or after January 1, 2012 that are redeemed, exchanged or otherwise sold on or after such date. These requirements generally do not apply to investments through a tax-deferred arrangement or to certain types of entities (such as C corporations). S corporations, however, are not exempt from these new rules. Also, if the shareholder holds Fund shares through a broker (or another nominee), the shareholder should contact that broker (nominee) with respect to the reporting of cost basis and available elections for the shareholder’s account.

If a shareholder holds Fund shares directly, the shareholder may request that the shareholder’s cost basis be calculated and reported using any one of a number of IRS-approved alternative methods. A shareholder should contact the Fund to make, revoke or change such an election. If a shareholder does not affirmatively elect a cost basis method, the Fund will use the average cost basis method as its default method for determining the cost basis for such shareholder.

Please note that shareholders will continue to be responsible for calculating and reporting the cost basis, as well as any corresponding gains or losses, of Fund shares that were purchased prior to January 1, 2012 that are subsequently redeemed, exchanged or sold. Shareholders are encouraged to consult their tax advisors regarding the application of the new cost basis reporting rules to them and, in particular, which cost basis calculation method a shareholder should elect. In addition, because the Fund is not required to, and in many cases does not possess the information to, take into account all possible basis, holding period or other adjustments into account in reporting cost basis information to shareholders, shareholders also should carefully review the cost basis information provided to them by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on a federal income tax return.

Under Treasury regulations, if a shareholder recognizes a loss with respect to Fund Shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886.

Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement but, under current guidance, shareholders of regulated investment companies are not accepted. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer’s treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

FOREIGN TAXES

Income received by the Fund from non-U.S. sources may be subject to withholding and other taxes imposed by other countries. Because it is not expected that more than 50 percent of the value of the Fund’s total assets at the close of its taxable year will consist of stock and securities of non-U.S. corporations, it is not expected that the Fund will be eligible to elect to “pass through” to the Fund’s shareholders the amount of foreign income and similar taxes paid by the Fund. In the absence of such an election, the foreign taxes paid by the Fund will reduce its investment company taxable income and shareholders will not be entitled to a tax deduction or credit for such taxes on their own tax returns.

BACKUP WITHHOLDING

Shareholders who fail to provide certain required certifications to the Fund will be subject to backup withholding at the rate of 24% on all dividends (including exempt-interest dividends), distributions, and redemption proceeds paid by the Fund. Backup withholding is not a separate tax, and it may be recovered by filing a timely U.S. federal income tax return and claiming it as a credit.

NOTICES

Shareholders will be notified annually by the Fund as to the federal income tax status of the dividends, distributions and deemed distributions attributable to undistributed capital gains made by the Fund to its shareholders. Furthermore, shareholders will also receive, if appropriate, various written notices after the close of the Fund’s taxable year regarding the federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the Fund to its shareholders during the preceding taxable year.

OTHER TAXATION

The foregoing discussion relates solely to U.S. federal income tax laws as applicable to shareholders who are U.S. persons (i.e., U.S. citizens or residents, domestic corporations and partnerships, and certain trusts and estates) and hold their shares as capital assets and is not intended to be a complete discussion of all federal tax consequences. Except as otherwise provided, this discussion does not address the special tax rules that may be applicable to particular types of investors, such as financial institutions, insurance companies, securities dealers or tax-exempt or tax-deferred plans, accounts or entities.

Investors other than U.S. persons may be subject to different U.S. federal income tax treatment, including a non-residential alien U.S. withholding tax at the rate of 30% or at a lower treaty rate on certain dividends from a Fund. The withholding tax does not apply to capital gain dividends or to dividends derived from a Fund’s net interest income or short-term capital gains and so reported by the Fund.

Under legislation known as “FATCA” (the Foreign Account Tax Compliance Act), the Fund will be required to withhold 30% of certain ordinary dividends it pays, and, after December 31, 2018, 30% of the gross proceeds of share redemptions and certain capital gain dividends it pays, to shareholders that fail to meet prescribed information reporting or certification requirements. In general, no such withholding will be required with respect to a U.S. person that timely provides a valid IRS Form W-9 or a non-U.S. individual that timely provides a valid IRS Form W-8BEN. A non-U.S. entity that invests in the Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding.

Distributions also may be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.

THE FOREGOING IS ONLY A SUMMARY OF CERTAIN MATERIAL TAX CONSEQUENCES AFFECTING THE FUND AND ITS SHAREHOLDERS. SHAREHOLDERS ARE ADVISED TO CONSULT THEIR OWN TAX ADVISERS WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF AN INVESTMENT IN THE FUND.

PRINCIPAL SECURITY HOLDERS

As of April 2, 2026, the following persons of record owned more than 5% of the outstanding voting Shares of the Fund:

Charles Schwab & Co Inc. 211 Main Street San Francisco, CA 94105	6.76%

A shareholder owning of record or beneficially more than 25% of the Fund’s outstanding shares may be considered a controlling person. That shareholder’s vote could have a more significant effect on matters presented at a shareholder’s meeting than votes of other shareholders.

As of April 2, 2026, the Directors and officers of the Fund as a group owned of record or beneficially approximately 2.05% of the outstanding Shares of the Fund.

CUSTODIAN

The Bank of New York Mellon, 240 Greenwich Street, New York, New York 10286, has been retained to act as Custodian for the Fund’s investments. The Bank of New York Mellon acts as the Fund’s depository, safe keeps its portfolio securities, collects all income and other payments with respect thereto, disburses funds as instructed and maintains records in connection with its duties.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of Cohen & Company, Ltd., with principal offices at 1835 Market Street, Suite 310, Philadelphia, Pennsylvania 19103, has been selected as the independent registered public accounting firm of the Fund, and is responsible for auditing the financial statements of the Fund, for the fiscal year ending December 31, 2026.

FUND COUNSEL

Kilpatrick Townsend & Stockton LLP, 1100 Peachtree Street, Suite 2800, Atlanta, Georgia 30309, serves as legal counsel to the Fund.

ULTIMUS FUND SOLUTIONS, LLC

The Fund has entered into a Fund Services Agreement with Ultimus Fund Solutions, LLC (“Ultimus”), whereby Ultimus will provide administrative, fund accounting and transfer agent services to the Fund. Ultimus has its principal office at 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022-3474. For the services rendered to the Fund under the Fund Services Agreement, the Fund pays Ultimus the greater of an annual minimum fee or an asset based fee, which scales downward based upon net assets for fund administration, fund accounting, and transfer agency services.

For the fiscal years ended December 31, the Fund paid Ultimus the following fees:

	2023	2024	2025
Administrative Services	$57,273	$60,806*	$58,362**
Fund Accounting Services	$23,998	$27,551	$22,749
Transfer Agency Services	$35,015	$39,002	$29,521

*	Ultimus waived $5,001 in fees for administrative services.

**	Ultimus waived $15,000 in fees for administrative services.

Certain affiliates of Ultimus also provide services to the Fund, as follows:

●	Northern Lights Compliance Services, LLC (“NLCS”) is an Ultimus affiliate that provides CCO and compliance program services to the Trust for a flat fee pursuant to a consulting agreement with the Trust;

●	Blu Giant is an Ultimus affiliate that provides printing and EDGAR services to the Fund on an ad-hoc, per job basis. Printing services are provided at discount rates and EDGAR services are provided at a flat filing fee plus per page conversion fee.

FINANCIAL STATEMENTS

The financial statements appearing in the Annual Report to Shareholders for the fiscal year ended December 31, 2025 have been audited by Cohen & Company, Ltd., the Fund’s independent registered public accounting firm, and are incorporated by reference herein.

APPENDIX A

PROXY VOTING POLICIES AND PROCEDURES

Annex A

BOYAR VALUE FUND, INC.

14. Proxy Voting Policy

14.A	Proxy Voting Policies and Procedures

Pursuant to rules established by the SEC under the 1940 Act, the Board has approved formal, written guidelines for proxy voting as adopted by the Adviser to the Fund. The Board oversees voting policies and decisions for the Fund.

The Fund exercises its proxy voting rights with regard to the companies in the Fund’s investment portfolio, with the goals of maximizing the value of the Fund’s investments, promoting accountability of a company’s management and board of directors to its shareholders, aligning the interests of management with those of shareholders, and increasing transparency of a company’s business and operations.

In general, the Board believes that the Adviser, which selects the individual companies that are part of the Fund’s portfolio, is the most knowledgeable and best suited to make decisions about proxy votes. Therefore, the Fund defers to and relies on the Adviser to make decisions on casting proxy votes.

The Fund shall disclose in its statement of additional information the policies and procedures that it uses to vote proxies relating to portfolio securities. In addition, the Fund shall make available to shareholders, either on its website or upon request, the record of how the Fund voted proxies relating to portfolio securities.

A copy of such policies and of the Fund’s proxy voting record shall also be made available, without charge, upon request of any shareholder of the Fund, by calling the applicable Fund’s toll-free telephone number as printed in the Fund’s prospectus. The Fund’s administrator shall reply to any Fund shareholder request within three business days of receipt of the request, by first-class mail or other means designed to ensure equally prompt delivery.

Responsible Party: Adviser

See Adviser’s manual for Proxy Voting Policies and Procedures

14.B	Form N-PX/Annual Report of Proxy Voting Record

Form N-PX is used by the Fund to file reports with the SEC containing the Fund’s proxy voting record for the most recent 12-month period ended June 30. The Form must be filed not later than August 31 of each year.

Form N-PX must employ the same language employed in an issuer’s form of proxy to identify proxy voting matters, presented in the same order employed in an issuer’s form of proxy, and categorize the subject matter of each of the reported proxy voting matters using the following list of 14 specified categories:

1.	Director Elections

2.	Section 14A

3.	Audit-Related

4.	Investment Company Matters

5.	Shareholder Rights and Defenses

6.	Extraordinary Transactions

7.	Capital Structure

8.	Compensation

9.	Corporate Governance

10.	Environment or Climate

11.	Human Rights or Human Capital/Workforce

12.	Diversity, Equity and Inclusion

13.	Other Social Issues

14.	Other (and include a brief description)

The Fund has delegated responsibility for categorizing reported proxy voting matters to the Adviser.

Form N-PX requires each registered fund to disclose that its proxy voting record is publicly available on (or through) its website and available upon request, free of charge.

The following information must be collected for the Fund in order to complete and file Form N-PX:

1.	The name of the issuer of the portfolio security;

2.	The exchange ticker symbol of the portfolio security;

3.	The CUSIP number (may be omitted if not available through reasonably practicable means);

4.	The shareholder meeting date;

5.	A brief description of the matter voted on;

6.	Whether the matter was proposed by the issuer or the security holder;

7.	Whether the Fund cast its vote on the matter;

8.	The number of shares that were voted or instructed to be cast, as well as the number of shares loaned but not recalled and, therefore, not used to vote by the fund;

9.	How the Fund cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and

10.	Whether the Fund cast its vote for or against management.

Compliance Process:

At the time the portfolio manager votes proxies on behalf of the Fund, the portfolio manager shall complete a Form N-PX report.

1.	The portfolio manager shall keep one copy of each completed Form N-PX report and deliver a copy to the Adviser’s Chief Compliance Officer. The portfolio manager will do the categorization.

2.	At least 30 days prior to August 31, the Adviser’s Chief Compliance Officer shall review the Adviser’s corporate action records to determine whether any proxy votes were cast on behalf of the Fund for which reports were not filed. If unreported votes are discovered, the Adviser’s Chief Compliance Officer shall contact the portfolio manager for an explanation and documentation.

3.	The Adviser’s Chief Compliance Officer shall compile all Form N-PX reports submitted for the 12-month period ended June 30 and complete Form N-PX.

4.	Completed Form N-PX shall be sent to the Administrator who shall file Form N-PX with the SEC.

Responsible Parties: Adviser and Administrator

Annex B

POLICY OF BOYAR ASSET MANAGEMENT, INC.

SECTION 16 – PROXY VOTING AND CORPORATE ACTIONS POLICY

SECTION 16 – PROXY VOTING AND CORPORATE ACTIONS POLICY

Rule 206(4)-6 of the Advisers Act (the “Proxy Rule”) requires a registered investment adviser that exercises voting authority with respect to client securities to: (i) adopt written policies reasonably designed to ensure that the investment adviser votes in the best interest of its clients and addresses how the investment adviser will deal with material conflicts of interest that may arise between the investment adviser and its Clients; (ii) disclose to its Clients information about such policies and procedures; and (iii) upon request, provide information on how proxies were voted.

Corporate Action and Proxy Voting Policy Background

Boyar generally does not vote proxies related to the securities held in accounts managed by Boyar. It is the clients’ responsibility to vote proxies related to securities held in their respective accounts. In certain circumstances, BAM votes proxies with respect to certain clients (e.g., Boyar Value Fund). Boyar maintains a Proxy Voting Committee for the Boyar Value Fund.

Boyar has adopted and implemented policies and procedures that are reasonably designed to ensure that proxies are voted in the best interest of the Clients, if Boyar has responsibility to vote proxies as in the case of the Funds and the RIC, in accordance with our fiduciary duties under applicable laws, rules and regulations.

In exercising its voting authority, Boyar will not consult or enter into agreements with anyone regarding the voting of any securities owned by its Clients. Additionally, the Firm will keep record of each proxy received.

Policy

Boyar’s proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are handled in the best interest of Clients for whom we have voting authority. While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Boyar’s contractual obligations to its Clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Boyar deems appropriate).

Procedures

1.	Boyar shall maintain a list of clients for which it votes proxies. The list will be maintained and updated by the Account Administrator.

2.	With respect to clients for whom Boyar votes proxies, Boyar shall work with the client to ensure that the clients’ custodian is the designated party to receive proxy voting materials from companies or intermediaries. In turn, arrangements will be made with these custodians to have them forward the proxies directly to Boyar to be voted.

3.	Boyar’s Portfolio Administrator shall receive all proxy voting materials and will be responsible for ensuring that proxies are voted and submitted in a timely manner for those clients listed above.

4.	The Portfolio Administrator will review the list of clients and compare the record date of the proxies with a security holdings list for the security or company soliciting the proxy vote.

For any client who has provided specific voting instructions, Boyar shall vote that client’s proxy in accordance with the client’s written instructions.

Proxies of clients who have selected a third party to vote proxies, and whose proxies were received by Boyar, shall be forwarded to the designee for voting and submission.

5.	The Proxy Committee will reasonably try to assess any material conflicts between Boyar’s interests and those of its clients with respect to proxy voting by considering the situations identified in the Conflicts of Interest section of this document.

6.	So long as there are no material conflicts of interest identified, Boyar will vote client proxies. Boyar may also elect to abstain from voting if it is in clients’ best interests

7.	If Boyar believes a conflict of interest to exist, Boyar will vote in accordance with guidance from Institutional Shareholder Services Inc. (“ISS”), an outside proxy voting service.

8.	The Portfolio Administrator shall submit the proxy votes in a timely manner.

9.	All proxy votes will be recorded, and the following information will be maintained by ISS:

i.	The name of the issuer of the portfolio security;

ii.	The exchange ticker symbol of the portfolio security;

iii.	The Council on Uniform Securities Identification Procedures (“CUSIP”) number for the portfolio security;

iv.	The shareholder meeting date;

v.	The number of shares Boyar is voting on firm-wide;

vi.	A brief identification of the matter voted on;

vii.	Whether the matter was proposed by the issuer or by a security holder;

viii.	Whether or not Boyar casts its vote on the matter;

ix.	How Boyar casts its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors);

x.	Whether Boyar casts its vote with or against management; and

xi.	Whether any client requested an alternative vote of its proxy.

In the event that Boyar votes the same proxy in two directions, it shall maintain documentation to support its voting (this may occur if a client requires Boyar to vote a certain way on an issue, while Boyar deems it beneficial to vote in the opposite direction for its other clients) in the permanent file.

Conflicts of Interest

Boyar has not currently identified any material conflicts of interest that would affect its proxy voting decisions, it is aware that the following potential conflicts that could exist in the future:

●	Conflict: Boyar retains an institutional client, or is in the process of retaining an institutional client that is affiliated with an issuer that is held in Boyar’s client portfolios. For example, Boyar may be retained to manage Company XYZ’s pension fund. XYZ is a public company and Boyar client accounts hold shares of XYZ. This type of relationship may influence Boyar to vote with management on proxies to gain favor with management. Such favor may influence XYZ’s decision to continue its advisory relationship with Boyar.

●	Conflict: Boyar retains a client, or is in the process of retaining a client that is an officer or director of an issuer that is held in Boyar’s client portfolios. The similar conflicts of interest exist in this relationship as discussed above.

●	Conflict: Boyar’s Supervised Persons maintain a personal and/or business relationship (not an advisory relationship) with issuers or individuals that serve as officers or directors of issuers. For example, the spouse of a Boyar Supervised Person may be a high-level executive of an issuer that is held in Boyar’s client portfolios. The spouse could attempt to influence Boyar to vote in favor of management.

●	Conflict: Boyar or an Supervised Person(s) personally owns a significant number of an issuer’s securities that are also held in Boyar’s client portfolios. For any number of reasons, an Supervised Person(s) may seek to vote proxies in a different direction for his/her personal holdings than would otherwise be warranted by the proxy voting policy. The Employee(s) could oppose voting the proxies according to the policy and successfully influence Boyar to vote proxies in contradiction to the policy.

Resolution to Conflicts: Upon the detection of a material conflict of interest, Boyar will vote according to ISS’s recommendation.

Any attempts by Supervised Persons and non-Supervised Persons to influence the voting of client proxies shall be reported to Mr. Mark Boyar. Mr. Mark Boyar should then report the situation to legal counsel. Mr. Mark Boyar should, as necessary, report to legal counsel all conflicts of interest that arise in connection with the performance of Boyar’s proxy-voting obligations (if any), and any conflicts of interest that have come to his attention (if any). Mr. Mark Boyar will log any proxy voting conflicts

Record Keeping

BAM maintains records of proxies voted pursuant to applicable securities laws, rules and regulations and ERISA DOL Bulletin 94-2. These records include:

●	A copy of BAM’s policies and procedures.

●	Boyar’s proxy voting record shall be maintained by ISS

●	Copies of proxy statements received regarding client securities.

●	A copy of any document created by Boyar that was material to making a decision how to vote proxies.

●	Each written client request for proxy voting records and Boyar’s written response to both verbal and written client requests. A proxy log including:

○	Issuer Name;

○	Exchange ticker symbol of the issuer’s shares to be voted;

○	Council on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

○	A brief identification of the matter voted on;

○	Whether the matter was proposed by the issuer or by a shareholder of the issuer;

○	Whether a vote was cast on the matter;

○	A record of how the vote was cast; and

○	Whether the vote was cast for or against the recommendation of the issuer’s management team.

Client request to review proxy votes:

●	Any request, whether written (including e-mail) or oral, received by any Supervised Person of Boyar, must be promptly reported to Mr. Mark Boyar and the Account Administrator. All written requests must be retained in the permanent file.

●	The Account Administrator will record the identity of the client, the date of the request, and the disposition (e.g., provided a written or oral response to client’s request, referred to third party, not a proxy voting client, other dispositions, etc.) in a suitable place.

●	In order to facilitate the management of proxy voting record keeping process, and to facilitate dissemination of such proxy voting records to clients, the Account Administrator will distribute to any client requesting proxy voting information the complete proxy voting record of Boyar for the period requested. Reports containing proxy information of only those issuers held by a certain client will not be created or distributed.[1]

Any report disseminated to a client(s) is recommended to contain the following legend:

“This report contains the full proxy voting record of Boyar Asset Management, Inc. If securities of a particular issuer were held in your account on the date of the shareholder meeting indicated, your proxy was voted in the direction indicated (absent your expressed written direction otherwise).”

●	Furnish the information requested, free of charge, to the client within a reasonable time period (within 10 business days). Maintain a copy of the written record provided in response to client’s written (including e-mail) or oral request. A copy of the written response should be attached and maintained with the client’s written request, if applicable and maintained in the permanent file.

Records are maintained in an easily accessible place for five years, the first two in Boyar’s offices.

Disclosure

New Clients will be provided a copy of these policies and procedures upon account inception. In addition, upon request, Clients may receive reports on how their proxies have been voted by contacting Boyar.

Corporate Actions

All corporate action related material will be delivered to Boyar’s Proxy Voting Committee who will pay strict attention to any pending corporate actions that may be undertaken by, or with respect to, the issuers of securities held in client accounts. When the Proxy Voting Committee receives notice of a pending corporate action, that party will be responsible for determining the firm’s desired course of action and communicating the firm’s instructions to the custodian in a timely manner.

The Proxy Voting Committee will also keep accurate records of each corporate action and the steps that were taken by the firm in a corporate actions log.

Form N-PX - Say-On-Pay Disclosure Rule

Advisers who are required to file reports under Section 13(f) of the Exchange Act must file an annual report on Form N-PX containing the Adviser’s proxy voting record for each shareholder vote pursuant to Sections 14Ad-1 of the Exchange Act (i.e., proxies which relate to “say-on-pay” matters) with respect to each security over which the Adviser exercised voting power. Each report on Form N-PX must be filed no later than August 31 of each year and contain information covering the most recent 12-month period covering July 1 through June 30 of such year.

The Say-On-Pay Disclosure Rule requires reporting on proxy votes that include:

●	Periodic votes on the approval of executive compensation;

●	Votes one the frequency of such say-on-pay votes; and

●	Votes to approve “golden parachute” compensation in connection with mergers and acquisitions.

An Adviser has voting power if the Firm has the ability, through any contract, arrangement, understanding, or relationship, to vote a security or direct the voting of a security, including influencing a voting decision of the security.

The CCO is responsible for ensuring that a proxy voting log, as described in the Firm’s Proxy Voting policy is maintained throughout the year to facilitate the timely and accurate filing and preparation of Form N-PX.

Proxy Voting Log

To facilitate the timely filing of regulatory disclosures the CCO will log all proxies which relate to “say-on-pay” which are received. Boyar is required to annually report on Form N-PX information for shareholder votes pursuant to Sections 14Ad-1 of the Securities Exchange Act of 1934 over which Boyar exercised voting power.

The CCO will log will document in order to facilitate disclosing “say on pay” votes pursuant to Sections 14Ad-1 of the Securities Exchange Act of 1934. The log will contain:

(a)	The name of the issuer of the security;

(b)	The CUSIP number of the security;

(c)	The ISIN number for the security;

(d)	The FIGI for the security, if available;

(e)	The shareholder meeting date;

(f)	An identification of the matter voted on;

(g)	The number of shares that were voted;

(h)	How the shares in item (h) were voted, and if the votes were cast in multiple manners, the number of shares voted in each manner;

(i)	Whether the votes in item (j) were for or against management’s recommendation;

(j)	An identification of each institutional investment manager that exercised voting power, other than Boyar, if applicable; and

(k)	Any other information important, in the CCO’s discretion, which is important to understand the context of the proxy or the manner in which it was voted.

OPERATING PROCEDURES AND COMPLIANCE REVIEW

Boyar will comply with the proxy policy and books and records rule and maintain documentation if requested by a Client to vote on a Client’s proxies. Boyar currently files Form N-PX for the Boyar Value Fund. Boyar generally does not vote Client proxies outside of the registered investment company, Boyar Value Fund. The CCO will maintain documentation of the Client’s written request to vote proxies and retain a copy of the proxy statements.2 Boyar will retain a copy of each sub-advisor’s proxy policy.

[1]	For clients who have provided Boyar with specific direction on proxy voting, Mr. Boyar will review the proxy voting record and permanent file in order to identify those proposals voted differently than how Boyar voted clients not providing direction.

[2]	Such a request may be evidenced by a signed custodian’s account opening documents.

BOYAR VALUE FUND, INC.

PART C. OTHER INFORMATION

ITEM 28. EXHIBITS

(a) Articles of Incorporation#

(b) Bylaws#

(c) Incorporated by reference to Articles of Incorporation and Bylaws

(d)	(i) Investment Advisory Agreement*

(ii) Amendment No. 1 to Investment Advisory Agreement with Boyar Asset Management, Inc. dated February 5, 2019*

(e)	(i) Underwriting Agreement dated July 1, 2025 with Northern Lights Distributors, LLC filed herewith.

(f)	Inapplicable

(g)	(i) Custody Agreement dated July 22, 2005, by and among The Bank of New York, Boyar Value Fund, Inc. and Gemini Fund Services*

(ii) Custody Agreement dated July 22, 2005, as amended September 12, 2006, by and among The Bank of New York, Boyar Value Fund, Inc. and Gemini Fund Services, LLC*

(h)	(i) Third Amended and Restated Expense Limitation Agreement dated as of March 5, 2020 by and among Boyar Asset Management, Inc., Northern Lights Distributors, LLC., and Boyar Value Fund, Inc.*

(ii) First Amendment to Third Amended and Restated Expense Limitation Agreement*

(iii) Form of Fund Services Agreement dated November 15, 2021, between Ultimus Fund Solutions, LLC and Boyar Value Fund, Inc.*

(iv) Fund Accounting Service Agreement dated July 22, 2005 between Gemini Fund Services, LLC and Boyar Value Fund, Inc.*

(v) Transfer Agency Service Agreement dated July 22, 2005 between Gemini Fund Services, LLC and Boyar Value Fund, Inc.*

(vi) Consulting Agreement dated June 1, 2021, between Northern Lights Compliance Services, LLC and Boyar Value Fund, Inc.*

(vii) Services Agreement dated August 7, 2006 between Charles Schwab & Co., Inc and Boyar Value Fund, Inc.*

(viii) Form of Mutual Fund Services Agreement among Prudential Investment Management Services LLC, Prudential Investments LLC and Boyar Value Fund, Inc.*

(ix) Form of Operating Agreement among Pershing LLC, Ladenburg Thalmann & Co. Inc. and Boyar Value Fund, Inc.*

(x) Form of Selling Agreement among UBS Financial Services, Inc, Ladenburg Thalmann & Co. Inc and Boyar Value Fund, Inc.*

(xi) Amended Schedule B as of June 1, 2023 to the Consulting Agreement dated June 1, 2021 between Northern Lights Compliance Services, LLC and Boyar Value Fund, Inc.*

(i)	(i) Opinion and Consent of Counsel of Wilkie Farr & Gallagher LLP*

(ii) Opinion and Consent of Venable, Baetjer and Howard, LLP, Maryland counsel to the Fund*

(j)	(i) Consent of Independent Registered Public Accounting Firm filed herewith.

(k)	Inapplicable

(l)	Purchase Agreement dated November 20, 1997, by and among Boyar Value Fund, Inc. and Ladenburg Thalman Fund Management, Inc.*

(m)	(i) Shareholder Servicing and Distribution Plan*

(ii) Amended and Restated Shareholder Servicing and Distribution Plan dated June 4, 2019.*

(n)	(i) Rule 18f-3 Plan*

(ii) Amended and Restated Rule 18f-3 Plan.*

(o)	(i) Power of Attorney dated April 8, 2008*

(ii) Power of Attorney dated February 25, 2020.*

(p)	(i) Code of Ethics of Boyar Value Fund, Inc. and Boyar Asset Management, Inc.*

(ii) Code of Ethics of Northern Lights Distributors, LLC*

#	Incorporated by reference to Registrant’s Registration Statement on Form N-1A, filed on June 13, 1997.

*	Incorporated by reference to Registration Statement on Form N-1A or subsequently filed Post-Effective Amendment.

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

No person is directly or indirectly controlled by or under common control with the Registrant.

ITEM 30. INDEMNIFICATION

Registrant, officers and directors of Boyar Asset Management, Inc. of Registrant are covered by insurance policies indemnifying them for liability incurred in connection with the operation of Registrant. These policies provide insurance for any “Wrongful Act” of an officer or director. Wrongful Act is defined as breach of duty, neglect, error, misstatement, misleading statement, omission or other act done or wrongfully attempted by an officer, director or trustee in connection with the operation of Registrant. Insurance coverage does not extend to (a) conflicts of interest or gain in fact any profit or advantage to which one is not legally entitled, (b) intentional non-compliance with any statute or regulation or (c) commission of dishonest, fraudulent acts or omissions. Insofar as it relates to Registrant, the coverage is limited in amount and, in certain circumstances, is subject to a deductible.

Under Article VIII of the Articles of Incorporation (the “Articles”), the Directors and Officers of Registrant shall not have any liability to Registrant or its stockholders for money damages, to the fullest extent permitted by Maryland law. This limitation on liability applies to events occurring at the time a person serves as a Director or officer or Registrant whether or not such person is a Director or officer at the time of any proceeding in which liability is asserted. No provision of Article VIII shall protect or purport to protect any Director or officer of Registrant against any liability to Registrant or its stockholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Registrant shall indemnify and advance expenses to its currently acting and its former Directors to the fullest extent that indemnification of Directors and advancement of expenses to Directors is permitted by the Maryland General Corporation law.

Registrant shall indemnify and advance expenses to its officers to the same extent as its Directors and to such further extent as is consistent with such law. The Board of Directors may, through a by-law, resolution or agreement, make further provisions for indemnification of directors, officers, employees and agents to the fullest extent permitted by the Maryland General Corporation Law.

Article VIII of the By-Laws further limits the liability of the Directors by providing that any person who was or is a party or is threatened to be made a party in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person is a current or former director or officer of Registrant, or is or was serving while a director or officer of Registrant at the request of Registrant as a director, officer, partner, trustee, employee, agent or fiduciary of another corporation, partnership, joint venture, trust, enterprise or employee benefit plan, shall be indemnified by Registrant against judgments, penalties, fines, excise taxes, settlements and reasonable expenses (including attorneys’ fees) actually incurred by such person in connection with such action, suit or proceeding to the fullest extent permissible under the Maryland General Corporation Law, the 1933 Act and the 1940 Act, as such statutes are now or hereafter in force, except that such indemnity shall not protect any such person against any liability to Registrant or any stockholder thereof to which such person would otherwise by subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Insofar as indemnification for liability arising under the 1933 Act may be permitted to the Directors and Officers of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Director or Officer Registrant in the successful defense of any action, suit or proceeding) is asserted by such Director or Officer in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Sections 8 and 9 of the Underwriting Agreement between the Registrant and Northern Lights Distributors, LLC (“NLD”) provide for reciprocal indemnity of NLD and the Registrant.

Section 5 of the Investment Advisory Agreement between the Registrant and Boyar Asset Management, Inc. (“Boyar”) limits the liability of Boyar.

Section 4 of the Fund Services Agreement between the Registrant and Ultimus Fund Solutions, LLC (“Ultimus”) provides for reciprocal indemnity of Ultimus and the Registrant.

Section 8 of the Consulting Agreement between the Registrant and Northern Lights Compliance Services, LLC (“NLCS”) provides for reciprocal indemnity of NLCS and the Registrant.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

Boyar Asset Management, Inc. is wholly owned by Mark A. Boyar and acts as investment adviser to Registrant. Boyar Asset Management, Inc. renders investment advice to a wide variety of individual and institutional clients. The list required by this Item 25 of officers and directors of Boyar Asset Management, Inc., together with information as to their other business, profession, vocation or employment of a substantial nature during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by Boyar Asset Management, Inc. (SEC File No. 801-19283).

ITEM 32. PRINCIPAL UNDERWRITERS

NLD, the principal underwriter of the Registrant, also acts as principal underwriter for the following: Atlas U.S. Tactical Income Fund, Inc., Atlas U.S. Government Money Market Fund, Inc., Capitol Series Trust, CIM Real Assets & Credit Fund, Copeland Series Trust, DGI Investment Trust, Grandeur Peak Global Trust, Miller Investment Trust, Mutual Fund and Variable Insurance Trust, Miller Convertible Total Return ETF, Mutual Fund Series Trust, Northern Lights Fund Trust, Northern Lights Fund Trust II, Northern Lights Fund Trust III, Northern Lights Fund Trust IV, Northern Lights Variable Trust, OCM Mutual Fund, Princeton Everest Fund, Segall Bryant & Hamill Trust, The North Country Funds, Texas Capital Funds Trust, The Saratoga Advantage Trust, Tributary Funds, Inc., Two Roads Shared Trust, Ultimus Managers Trust, Unified Series Trust, US Treasury Fund, THOR Financial Technologies Trust, Valued Advisers Trust, and Zacks Trust.

(b) NLD is registered with Securities and Exchange Commission as a broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”). The principal business address of NLD is 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022-3474. NLD is an affiliate of Ultimus Fund Solutions, LLC. To the best of Registrant’s knowledge, the following are the managers and officers of NLD:

Name	Positions and Offices with Underwriter	Positions and Offices with the Fund
Kevin Guerette	President	None
Stephen Preston	Financial Operations Principal, Chief Compliance Officer, AML Compliance Officer	None
William Strait	Secretary, Manager and General Counsel	None
Melvin Van Cleave	Chief Information Securities Officer	None
David James	Manager	None

ITEM 33. LOCATION OF ACCOUNTS AND RECORDS

Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder will be maintained by the Registrant at its offices located at 32 West 39th Street,9th Floor, New York, New York 10018, at the offices of Registrant’s investment adviser located at 32 West 39th Street, 9th Floor New York, New York 10018, at the offices of Registrant’s custodian located at 240 Greenwich Street, New York, NY 10286, or at the offices of the Registrant’s transfer agent located at 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022-3474.

ITEM 34. MANAGEMENT SERVICES NOT DISCUSSED IN PARTS A OR B

Inapplicable

ITEM 35. UNDERTAKINGS

Inapplicable

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to its Registration Statement to be signed below on its behalf by the undersigned, thereunto duly authorized, in the City of Hauppauge and State of New York on the 30th of April, 2026.

BOYAR VALUE FUND, INC.

/s/ Sam Singh
Sam Singh
President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ Mark A. Boyar*	Chairman and Chief	April 30, 2026
Mark A. Boyar	Executive Officer

/s/ Sam Singh	President	April 30, 2026
Sam Singh	Principal Executive Officer

/s/ Dawn Borelli	Treasurer	April 30, 2026
Dawn Borelli	Principal Financial and Accounting Officer

/s/ Henry A. Alpert*	Director	April 30, 2026
Henry A. Alpert

/s/ Jay Petschek*	Director	April 30, 2026
Jay Petschek

*By:
/s/ Sam Singh
Sam Singh

Attorney-in-Fact– Pursuant to Power of Attorney

EXHIBIT INDEX

Item 28 Number	Description of Exhibit
(e) (i)	Underwriting Agreement dated July 1, 2025 with Northern Lights Distributors, LLC
(j) (i)	Consent of Independent Registered Public Accounting Firm